THE ADVISORS' INNER CIRCLE FUND II


REAVES SELECT RESEARCH FUND
INSTITUTIONAL SHARES

PROSPECTUS                                             DECEMBER 22, 2004

                              W.H. REAVES & COMPANY
                              INVESTMENT MANAGEMENT






INVESTMENT ADVISER:

W.H. REAVES &CO., INC.




 The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

ABOUT THIS PROSPECTUS


     The Reaves Select Research Fund (Fund) is a separate series of The Advisors' Inner Circle Fund II (Trust), a mutual fund family that offers separate investment portfolios. The portfolios have individual investment goals and strategies. This prospectus gives you important information about the Institutional Shares of the Fund that you should know before investing. Please read this prospectus and keep it for future reference.

     THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:

                                                                     PAGE
    INVESTMENT STRATEGY AND PRINCIPAL RISKS ........................    1
    PERFORMANCE INFORMATION AND EXPENSES ...........................    3
    MORE INFORMATION ABOUT RISK ....................................    5
    MORE INFORMATION ABOUT FUND INVESTMENTS ........................    6
    INVESTMENT ADVISER .............................................    6
    PORTFOLIO MANAGERS .............................................    7
    HISTORICAL PERFORMANCE DATA OF THE ADVISER .....................    7
    PURCHASING AND SELLING FUND SHARES .............................   11
    OTHER POLICIES .................................................   14
    DIVIDENDS AND DISTRIBUTIONS ....................................   16
    TAXES ..........................................................   17
    HOW TO OBTAIN MORE INFORMATION ABOUT THE
        REAVES SELECT RESEARCH FUND .........................  BACK COVER

REAVES SELECT RESEARCH FUND



FUND SUMMARY
--------------------------------------------------------------------------------

INVESTMENT GOAL                      Total return from income and capital growth

INVESTMENT FOCUS                     Common stock

SHARE PRICE VOLATILITY               Medium to High

PRINCIPAL INVESTMENT STRATEGY        Investing in securities of companies in
                                     the utilities and energy industries

INVESTOR PROFILE                     Investors who seek growth of capital and
                                     income and are willing to bear the risk of investing in equity securities in order to seek above-average gains

INVESTMENT STRATEGY
--------------------------------------------------------------------------------

     The Fund invests in securities of domestic and foreign public utility and energy companies. These include companies involved to a significant extent in providing products, services or equipment for (i) the generation, transmission or distribution of electricity, gas or water or (ii) telecommunications activities ("Utilities" or the "Utility Industry") as well as in companies involved in the discovery, development, production, generation, transmission, refinement, measurement, trading, marketing or distribution of energy ("Energy" or the "Energy Industry"). The Fund has adopted a policy to concentrate its investments (at least 25% of its assets) in companies involved to a significant extent in the Utilities and Energy Industries. The Fund considers a company to be involved to a significant extent in the Utilities Industry and/or the Energy Industry if at least 50% of its assets, gross income or profits are committed to or derived from activities in the areas described above. The Fund may also invest in municipal utility companies, including rural electric cooperatives and similar organizations. The Fund may utilize an active trading approach. The managers may sell a holding if its prospects for growth and income decline or when the managers deem it to be an unattractive investment.

PRINCIPAL RISKS OF INVESTING
--------------------------------------------------------------------------------

     A shareholder's investment in the Fund, like all mutual funds, is subject to the risk that the shareholder could lose money on his or her investment in the Fund. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

     Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

     To the extent that the Fund's investments are focused in issuers conducting business in the Utilities Industry and/or Energy Industry, the Fund is subject to the risk that legislative or regulatory changes, adverse market conditions and/or increased competition will negatively affect these industries. Fluctuations in the value of securities of companies in the Utilities Industry and/or Energy Industry depend to a large extent on the price and supply of energy fuels. Many utility companies historically have been subject to risks of increases in fuel, power and other operating costs, high interest costs on borrowings needed for capital improvement programs and costs associated with compliance with and changes in environmental and other governmental regulations.

     Although the Fund is diversified, its investment strategy often results in a relatively focused portfolio of stocks of companies that it believes hold the most total return potential. As a result, poor performance or adverse economic events, affecting one or more of these companies could have a greater impact on the Fund than it would on another mutual fund with a broader range of investments.

     The small- and mid-capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small and medium sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

     Investing in foreign companies poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the

     Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

     Because of its active trading strategy the Fund's portfolio turnover rate and transaction costs will generally be higher than funds with less active trading strategies, which may lower fund performance and increase the likelihood of capital gain distributions.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

     The Fund is new, and therefore, has no performance information.

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------

     THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD FUND SHARES.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                                            INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
      Maximum Sales Charge (Load) Imposed on Purchases
        (as a percentage of offering price)                          None
--------------------------------------------------------------------------------
      Maximum Deferred Sales Charge (Load)
        (as a percentage of net asset value)                         None
--------------------------------------------------------------------------------
      Maximum Sales Charge (Load) Imposed on Reinvested
        Dividends and Other Distributions (as a percentage
        of offering price)                                           None
--------------------------------------------------------------------------------
      Redemption Fee (as a percentage of amount redeemed,
        if applicable)*                                              None
--------------------------------------------------------------------------------

     * The Fund's transfer agent charges a $10 fee for each wire redemption.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                            INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
      Investment Advisory Fees                                      0.75%
      Other Expenses*                                               1.24%
                                                                   -----
      Total Annual Fund Operating Expenses**                        1.99%
--------------------------------------------------------------------------------

     *    Other Expenses are estimated.

     ** The Fund's adviser has voluntarily agreed to waive fees and to limit the expenses of the Fund to the extent necessary to keep total expenses from exceeding 1.30%. The adviser may discontinue all or part of this waiver at any time.

     For more information about Investment Advisory fees, see "Investment Adviser."

     EXAMPLE

     This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

     The example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                     1 Year              3 Years
--------------------------------------------------------------------------------
      Institutional Shares           $202                 $624

MORE INFORMATION ABOUT RISK
--------------------------------------------------------------------------------

     The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

     The Fund has an investment goal and strategies for reaching that goal. The Fund's investment adviser invests the Fund's assets in a way that it believes will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The investment adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the investment adviser does, you could lose money on your investment in the Fund, just as you could with similar investments. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

     The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

     EQUITY RISK -- Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of such securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause the Fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

     FOREIGN SECURITY RISK -- Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

MORE INFORMATION ABOUT FUND INVESTMENTS
--------------------------------------------------------------------------------

     This prospectus describes the Fund's primary strategies, and the Fund will normally invest in the types of securities described in this prospectus. In addition to the investments and strategies described in this prospectus, the Fund also may invest to a lesser extent in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategy. These investments and strategies, as well as those described in this prospectus, are described in detail in the Fund's Statement of Additional Information (for information on how to obtain a copy of the Statement of Additional Information see the back cover of this prospectus). Of course, there is no guarantee that the Fund will achieve its investment goal.

     The investments and strategies described in this prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive purposes, the Fund may invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objectives. If the Fund invests in this manner, it may not achieve its investment objective. The Fund will only make temporary defensive investments if the Fund's adviser believes that the risk of loss outweighs the opportunity for growth of total return.

INVESTMENT ADVISER
--------------------------------------------------------------------------------

     The investment adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. The Trust's Board of Trustees supervises the investment adviser and establishes policies that the adviser must follow in its management activities.

     W.H. Reaves & Co., Inc. (Adviser), founded in 1961, serves as the investment adviser to the Fund. The Adviser's principal place of business is located at 10 Exchange Place, 18th Floor, Jersey City, New Jersey 07302. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.75% based on the average daily net assets of the Fund. The Adviser has voluntarily agreed to limit the total expenses of the Institutional Shares of the Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses) to 1.30% of its average net assets. To maintain this expense limit, the Adviser may waive a portion of its management fee and/or reimburse certain expenses of the Fund. The Adviser intends to continue its expense limitation until further notice, but may discontinue it at any time. In addition, if at any point during the first three years of Fund operations it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may retain the difference between the "Total Annual Fund Operating Expenses" and 1.30% for the Institutional Shares to recapture any of its prior waivers or reimbursements.

PORTFOLIO MANAGERS

     Mr. William A. Ferer has served as President and Director of Research of the Adviser since February 2003, after serving as Executive Vice President from November 1997 to February 2003 and Vice President from July 1987 to November 1997. Mr. Ferer has also served as a portfolio manager and analyst for the Adviser since 1987. He has co-managed the Fund since its inception. Mr. Ferer has more than 32 years of investment experience.

     Mr. William H. Reaves has served as Chairman and Chief Executive Officer of the Adviser since February 2003, after serving as President from February 1961 to February 2003. He has served as the senior co-manager of the Fund since its inception. Mr. Reaves has more than 50 years of investment experience.

     Mr. Ronald J. Sorenson has served as Executive Vice President and Chief Investment Officer of the Adviser since November 2002, after serving as Vice President from December 1991 to November 2002. He has co-managed the Fund since its inception. Mr. Sorenson has more than 20 years of investment experience.

HISTORICAL PERFORMANCE DATA OF THE ADVISER

     The following table gives the historical performance of a composite of actual, fee-paying, discretionary equity ERISA accounts (including designated cash reserves) with assets over $1 million (Equity Accounts), managed by the Adviser since 1978, that have investment objectives, policies, strategies, and risks substantially similar to those of the Fund. Up to 15% of the composite portfolio may, at the portfolio manager's discretion, be invested in assets outside of the benchmark. The composite does not reflect all of the firm's assets under management. A complete list and description of the firm's composites are available upon request. The data illustrates the past performance of the Adviser in managing substantially similar accounts. The data does not represent the performance of the Fund. Performance is historical and does not represent the future performance of the Fund or of the Adviser.

     The manner in which the performance was calculated for the composite differs from that of a registered mutual fund such as the Fund. This composite performance data was calculated in accordance with the standards of the Association for Investment Management and Research (AIMR).* All returns presented were calculated on a total return basis and include all dividends and interest, accrued income, and realized and unrealized gains and losses. Except as otherwise noted, all returns reflect the payment of investment management fees, brokerage commissions, and execution costs paid by the Equity Accounts, without taking into account federal or state income taxes. Custodial fees, if any, were not included in the calculation. Securities transactions were accounted for on the trade date, and accrual accounting was utilized. Cash and equivalents were included in the performance returns. The composite's dollar-weighted returns were calculated on a time-weighted basis, stated in U.S. dollars. Therefore, the performance information shown below is not necessarily representative of the performance information that typically would be shown for a registered mutual fund.

     The Equity Accounts that are included in the composite are not subject to the same type of expenses to which the Fund is subject and are not subject to the diversification requirements, specific tax restrictions, and investment limitations imposed by the federal securities and tax laws. Consequently, the performance results for the composite could have been adversely affected if the Equity Accounts in the composite were subject to the federal securities and tax laws.

     The investment results for the Adviser's composite presented below are not intended to predict or suggest the future returns of the Fund. The Fund has no performance record, and the performance data shown below should not be considered a substitute for the Fund's own performance information. Investors should be aware that the use of a methodology different than that used below to calculate performance could result in different performance data.

                      Adviser's Composite
     Time Period       (equity and cash)      S&P 500(1)  S&P Utilities Index(2)
--------------------------------------------------------------------------------
     Average Annual Returns (as of 12/31/03)
     1 Year                 19.4%               28.7%              26.3%
     3 Year                 -4.5%               -4.1%             -15.0%
     5 Year                  2.4%               -0.6%              -2.2%
     10 Year                 9.4%               11.1%               5.5%
     15 Year                11.1%               12.2%               8.7%
     20 Year                13.2%               12.9%              11.4%
     1/1/78 - 12/31/03(3)   14.6%               13.5%              11.8%
     Cumulative Returns
     1/1/78 - 12/31/03(3) 3360.0%             2591.8%            1737.1%


THE ADVISER'S COMPOSITE CHARACTERISTICS
(THROUGH DECEMBER 31, 2003)

               No. of       Total      As a % of     Total Managed    Standard
    Year      Accounts    (in $mil)   Total Managed   (in $ mil)    Deviation(4)
--------------------------------------------------------------------------------
     1978          1      $    1.4         100%        $     1.4        0.00%
     1979          1           1.9         100%              1.9        0.00%
     1980          1           2.6         100%              2.6        0.00%
     1981          6          34.5         100%             34.5        5.05%
     1982          8          59.1          91%             64.9        1.46%
     1983         11          99.4          97%            102.5        0.90%
     1984         13         214.7          98%            219.1        1.00%
     1985         17         382.4          90%            424.9        0.77%
     1986         18         510.1          81%            629.8        0.83%
     1987         19         513.8          80%            642.3        0.41%
     1988         20         580.9          81%            717.2        0.27%
     1989         22         871.3          79%          1,012.9        0.65%
     1990         20         760.2          67%          1,134.6        0.56%
     1991         22         808.9          69%          1,172.3        0.43%
     1992         19         735.8          72%          1,021.9        1.07%
     1993         19         810.0          72%          1,125.0        0.34%
     1994         18         741.3          76%            972.0        0.52%
     1995         15         814.3          68%          1,190.5        0.33%
     1996         15         825.3          69%          1,192.8        0.30%
     1997         13         672.6          61%          1,098.0        0.58%
     1998         11         698.9          59%          1,205.9        0.35%
     1999         11         676.4          59%          1,142.6        0.77%
     2000         10         789.6          59%          1,337.5        1.17%
     2001         10         689.0          59%          1,174.6        0.85%
     2002         10         499.4          54%            931.3        1.04%
     2003         10         386.5          41%            932.9        2.37%

ANNUAL RETURNS

                    Adviser's Composite
     Year            (equity and cash)         S&P 500(5)      S&P Utilities(5)
--------------------------------------------------------------------------------
     1978                 -1.3%                    6.6%              -3.7%
     1979                 30.1%                   18.7%              13.5%
     1980                 34.5%                   32.5%              15.2%
     1981                 11.7%                   -4.9%              11.9%
     1982                 13.0%                   21.4%              26.4%
     1983                 34.1%                   22.4%              20.1%
     1984                 25.6%                    6.1%              25.9%
     1985                 34.9%                   31.6%              32.8%
     1986                 26.2%                   18.6%              28.4%
     1987                 -0.4%                    5.1%              -2.9%
     1988                 15.0%                   16.1%              18.2%
     1989                 38.7%                   31.5%              47.0%
     1990                 -2.4%                   -3.1%              -2.6%
     1991                 12.1%                   30.5%              14.5%
     1992                 12.1%                    7.6%               8.3%
     1993                 15.8%                   10.1%              14.4%
     1994                 -3.3%                    1.3%              -7.9%
     1995                 34.7%                   37.6%              41.1%
     1996                 10.1%                   23.0%               3.1%
     1997                 28.3%                   33.4%              24.7%
     1998                 18.4%                   28.6%              14.8%
     1999                  2.8%                   21.0%              -8.9%
     2000                 25.8%                   -9.1%              59.7%
     2001                 -9.5%                  -11.9%             -30.4%
     2002                -19.3%                  -22.1%             -30.0%
     2003                 19.4%                   28.7%              26.3%

     * AIMR is an international, nonprofit organization of more than 50,000 investment practitioners and educators in over 100 countries. AIMR offers services in three broad categories: Education through seminars and publications; Professional Conduct and Ethics; and Standards of Practice and Advocacy. These AIMR performance presentation standards are intended to (i) promote full and fair presentations by investment advisers of their performance results and (ii) ensure uniformity in reporting so that performance results of the investment advisers are directly comparable. The Adviser has prepared and presented this report in compliance with the Performance Presentation Standards of the Association for Investment Management and Research (AIMR-PPS(R)), the U.S. and Canadian version of the Global Investment Performance Standards (GIPS(R)). AIMR has not been involved in the preparation or review of this report.

     (1) The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. The index does not reflect investment management fees, brokerage commissions, and other expenses associated with investing in equity securities. Source of the S&P index data is Standard & Poor's Micropal, Inc.

     (2) The S&P Utilities Index is an unmanaged index generally representative of the U.S. market for utility stocks. The index does not reflect the investment management fees, brokerage commissions, and other expenses associated with investing in equity securities. Source of the S&P index data is Standard & Poor's Micropal, Inc.

     (3) The Adviser's composite began on January 1, 1978. Results are net of fees.

     (4)  Asset-Weighted Net of Fees.

     (5) Source of the S&P index data is Standard & Poor's Micropal, Inc. The indices do not reflect investment management fees, brokerage commissions, and other expenses associated with investing in equity securities.

PURCHASING AND SELLING FUND SHARES
--------------------------------------------------------------------------------

     This section tells you how to purchase and sell (sometimes called "redeem") Institutional Shares of the Fund.

     Institutional Shares of the Fund are for individual and institutional investors.

HOW TO PURCHASE FUND SHARES

     To purchase shares directly from the Fund, complete and send in the application. If you need an application or have questions, please call 1-866-342-7058.

     All investments must be made by check, Automated Clearing House (ACH), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by cash or certain cash equivalents (for instance, you may not pay by money order or traveler's check). The Fund does not accept purchases made by third-party or credit card checks.

     You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your institution.

     The Fund reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Fund is not intended for short-term trading by shareholders in response to short-term market fluctuations. For more information about the Fund's policy on short-term trading, see "Excessive Trading."

     The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund for more information.

BY MAIL

     REGULAR MAIL ADDRESS
     Reaves Select Research Fund
     P.O. Box 219009
     Kansas City, MO 64121-9009

     EXPRESS MAIL ADDRESS
     Reaves Select Research Fund
     330 West 9th Street
     Kansas City, MO 64105

BY WIRE

     To open an account by wire, first call 1-866-342-7058 for details. To add to an existing account by wire, wire your money using the instructions set forth below (be sure to include the Fund name and your account number).

     WIRING INSTRUCTIONS
     United Missouri Bank
     ABA #101000695
     Reaves Funds
     DDA Account #9870523965
     Ref: account number/wire control number

GENERAL INFORMATION

     You may purchase shares by mail or wire on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day). Shares cannot be purchased by Federal Reserve wire on days when either the NYSE or the Federal Reserve is closed.

     The price per share (the offering price) will be the net asset value per share (NAV) next determined after the Fund receives your purchase order.

     The Fund calculates NAV once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern
     Time). For you to receive the current Business Day's NAV, the Fund must receive your purchase order in proper form before 4:00 p.m., Eastern Time. If the NYSE closes early - such as on days in advance of certain generally observed holidays - the Fund reserves the right to calculate NAV as of the earlier closing time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

HOW WE CALCULATE NAV

     NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

     In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are unavailable or the Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.

     The Fund holds securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the Fund's NAV may change on days when you cannot purchase or sell Fund shares.

MINIMUM PURCHASES

     To purchase Institutional Shares of the Fund for the first time, you must invest at least $1,000,000. There is no minimum for subsequent investments. The Fund may accept investments of smaller amounts at its discretion.

HOW TO SELL YOUR FUND SHARES
--------------------------------------------------------------------------------

     If you own your shares directly, you may sell your shares on any Business Day by contacting the Fund directly by mail or telephone at 1-866-342-7058.

     If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

     If you would like to close your account, or have your sale proceeds sent to a third party or an address other than your own, please notify the Fund in writing and include a Medallion signature guarantee by a bank or other financial institution (a notarized signature is not sufficient). In addition, you will need to provide a Medallion signature guarantee for wire redemptions made within 30 days of changing your bank account information and for check redemptions made within 30 days of changing your mailing address. A Medallion Guarantee is a formal certification offered by firms participating in the Medallion Stamp Program that guarantees a signature is original and authentic.

     The sale price of each share will be the NAV next determined after the Fund (or an authorized broker) receives your request.

RECEIVING YOUR MONEY

     Normally, the Fund will send your sale proceeds within seven days after we receive your request. Your proceeds can be wired to your bank account (subject to a $10 fee) or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN KIND

     The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (or for the protection of the Fund's remaining shareholders) the Fund might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in kind). If your shares are redeemed in kind, you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you will continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until you sell them. The Fund may also redeem in kind to discourage short-term trading of shares.

INVOLUNTARY REDEMPTIONS OF YOUR SHARES

     If your account balance drops below $100,000 because of redemptions you may be required to sell your shares. The Fund will provide you at least 30 days' written notice to give you sufficient time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

     The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC. More information about this is in the Statement of Additional Information.

TELEPHONE TRANSACTIONS

     Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions the Fund reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

OTHER POLICIES
--------------------------------------------------------------------------------

EXCESSIVE TRADING

     The Fund is intended for long-term investment purposes only and does not knowingly accept shareholders who engage in "market timing" or other types of excessive short-term trading. Short-term trading into and out of the Fund can disrupt portfolio investment strategies and may increase expenses for all shareholders, including long-term shareholders who do not generate these costs.

     The Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund reasonably believes that the trading activity in the account(s) would be disruptive to the Fund. For example, the Fund may refuse a purchase order if the Fund's Adviser believes that it would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading or other factors.

     The Fund and/or its service providers currently undertake a variety of measures designed to help detect market timing activity including monitoring shareholder transaction activity and cash flows. The trading history of accounts under common ownership or control may be considered in enforcing these policies. Despite these measures, however, the Fund and/or its service providers may not be able to detect or prevent all instances of short-term trading. For example, the Fund may not have sufficient information regarding the beneficial ownership of shares owned through financial intermediaries or other omnibus-type account arrangements to enforce these policies.

CUSTOMER IDENTIFICATION AND VERIFICATION

     Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

     What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow us to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

     The Fund is required by law to reject your new account application if the required identifying information is not provided.

     In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

     Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of the Fund your application will be rejected.

     Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the net asset value per share next-determined.

     However, the Fund reserves the right to close your account at the then-current day's price if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Fund. If the Fund is unable to verify your identity, the Fund reserves the right to liquidate your account at the then-current day's price and remit proceeds to you via check. The Fund reserves the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

     Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of illegal activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

     The Fund distributes its net investment income quarterly and the Fund makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

     You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES
--------------------------------------------------------------------------------

     PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below we have summarized some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

     The Fund will distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from the Fund may be taxable whether or not you reinvest them. Income distributions other than distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Capital gains distributions and distributions of qualified dividend income are generally taxable at the rates applicable to long-term capital gains.

     Each sale or exchange of Fund shares may be a taxable event. The gain or loss on the sale or exchange of Fund shares generally will be treated as a short term capital gain or loss if you held the shares for 12 months or less or a long term capital gain or loss if you held the shares for longer.

     MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

                           REAVES SELECT RESEARCH FUND


INVESTMENT ADVISER
W.H. Reaves & Co., Inc.
10 Exchange Place
18th Floor
Jersey City, New Jersey 07302

DISTRIBUTOR
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP

More information about the Fund is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI):
The SAI includes detailed information about the Fund and The Advisors' Inner Circle Fund II. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

TO OBTAIN AN SAI OR MORE INFORMATION:

BY TELEPHONE: 1-866-342-7058

BY MAIL:   Reaves Select Research Fund
           P.O. Box 219009
           Kansas City, MO 64121-9009

FROM THE SEC: You can also obtain the SAI, as well as other information about The Advisors' Inner Circle Fund II, from the EDGAR Database on the SEC's website at: http://www.sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

The Advisors' Inner Circle Fund II's Investment Company Act registration number is 811-07102.


                                                                 WHR-PS-001-0100

                       THE ADVISORS' INNER CIRCLE FUND II

                                   PROSPECTUS
                                DECEMBER 22, 2004

                           REAVES SELECT RESEARCH FUND

                                 CLASS A SHARES


                               INVESTMENT ADVISER:
                             W.H. REAVES & CO., INC.

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              ABOUT THIS PROSPECTUS

The Reaves Select Research Fund (Fund) is a separate series of The Advisors' Inner Circle Fund II (Trust), a mutual fund family that offers separate investment portfolios. The portfolios have individual investment goals and strategies. This prospectus gives you important information about the Class A Shares of the Fund that you should know before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. For detailed information about the Fund, please see:

                                                                         PAGE
     INVESTMENT STRATEGY AND PRINCIPAL RISKS.................................1
     PERFORMANCE INFORMATION.................................................2
     FUND FEES AND EXPENSES..................................................3
     MORE INFORMATION ABOUT RISK.............................................4
     MORE INFORMATION ABOUT FUND INVESTMENTS.................................4
     INVESTMENT ADVISER......................................................5
     PORTFOLIO MANAGERS......................................................5
     HISTORICAL PERFORMANCE DATA OF THE ADVISER..............................6
     PURCHASING AND SELLING FUND SHARES......................................8
     OTHER POLICIES.........................................................14
     DISTRIBUTION OF FUND SHARES............................................15
     DIVIDENDS AND DISTRIBUTIONS............................................16
     TAXES..................................................................16
     HOW TO OBTAIN MORE INFORMATION ABOUT THE
         REAVES SELECT RESEARCH FUND................................Back Cover

REAVES SELECT RESEARCH FUND

FUND SUMMARY

------------------------------------------------------- -----------------------------------------------------
INVESTMENT GOAL                                         Total return from income and capital growth
------------------------------------------------------- -----------------------------------------------------
INVESTMENT FOCUS                                        Common stocks
------------------------------------------------------- -----------------------------------------------------
SHARE PRICE VOLATILITY                                  Medium to High
------------------------------------------------------- -----------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY                           Investing in securities of companies in the
                                                        utilities and energy industries
------------------------------------------------------- -----------------------------------------------------
INVESTOR                                                PROFILE Investors who seek growth of capital
                                                        and income and are willing to bear the risk
                                                        of investing in equity securities in order to
                                                        seek above-average gains
------------------------------------------------------- -----------------------------------------------------

INVESTMENT STRATEGY

The Fund invests in securities of domestic and foreign public utility and energy companies. These include companies involved to a significant extent in providing products, services or equipment for (i) the generation, transmission or distribution of electricity, gas or water or (ii) telecommunications activities ("Utilities" or the "Utility Industry") as well as in companies involved in the discovery, development, production, generation, transmission, refinement, measurement, trading, marketing or distribution of energy ("Energy" or the "Energy Industry"). The Fund has adopted a policy to concentrate its investments (at least 25% of its assets) in companies involved to a significant extent in the Utilities and Energy Industries. The Fund considers a company to be involved to a significant extent in the Utilities Industry and/or the Energy Industry if at least 50% of its assets, gross income or profits are committed to or derived from activities in the areas described above. The Fund may also invest in municipal utility companies, including rural electric cooperatives and similar organizations. The Fund may utilize an active trading approach. The managers may sell a holding if its prospects for growth and income decline or when the managers deem it to be an unattractive investment.

PRINCIPAL RISKS OF INVESTING IN THE FUND

A shareholder's investment in the Fund, like all mutual funds, is subject to the risk that the shareholder could lose money on his or her investment in the Fund. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

To the extent that the Fund's investments are focused in issuers conducting business in the Utilities Industry and/or Energy Industry, the Fund is subject to the risk that legislative or regulatory changes, adverse market conditions and/or increased competition will negatively affect these industries. Fluctuations in the value of securities of companies in the Utilities Industry and/or Energy Industry depend to a large extent on the price and supply of energy fuels. Many utility companies historically have been subject to risks of increases in fuel, power and other operating costs, high interest costs on borrowings needed for capital improvement programs and costs associated with compliance with and changes in environmental and other governmental regulations.

Although the Fund is diversified, its investment strategy often results in a relatively focused portfolio of stocks of companies that it believes hold the most total return potential. As a result, poor performance or adverse economic events, affecting one or more of these companies could have a greater impact on the Fund than it would on another mutual fund with a broader range of investments.

The small- and mid-capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small and medium sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Investing in foreign companies poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

Because of its active trading strategy the Fund's portfolio turnover rate and transaction costs will generally be higher than funds with less active trading strategies, which may lower fund performance and increase the likelihood of capital gain distributions.

PERFORMANCE INFORMATION

The Fund is new, and therefore, has no performance information.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

------------------------------------------------------------------------------------------ ------------------------
                                                                                               CLASS A SHARES
------------------------------------------------------------------------------------------ ------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)               4.75%*
------------------------------------------------------------------------------------------ ------------------------
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                           None*
------------------------------------------------------------------------------------------ ------------------------
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as
  a percentage of offering price)                                                                   None
------------------------------------------------------------------------------------------ ------------------------
Redemption Fee (as a percentage of amount redeemed, if applicable)**                                None
------------------------------------------------------------------------------------------ ------------------------

 * This sales charge varies depending upon how much you invest. Class A purchases without an initial sales charge may be subject to a 1% contingent deferred sales charge if redeemed within 1 year of purchase. See "Contingent Deferred Sales Charges (CDSC) - Class A Shares."
** The Fund's transfer agent charges a $10 fee for each wire redemption.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

--------------------------------------------------- ----------------------------------------
                                                                CLASS A SHARES
--------------------------------------------------- ----------------------------------------
Investment Advisory Fees                                             0.75%
--------------------------------------------------- ----------------------------------------
Distribution and Service (12b-1) Fees                                0.35%
--------------------------------------------------- ----------------------------------------
Other Expenses*                                                      1.24%
                                                                     -----
--------------------------------------------------- ----------------------------------------
Total Annual Operating Expenses**                                    2.34%
--------------------------------------------------- ----------------------------------------

*  Other Expenses are estimated.

** The Fund's adviser has voluntarily agreed to waive fees and to limit the expenses of the Fund to the extent necessary to keep total expenses from exceeding 1.65%. The adviser may discontinue all or part of this waiver at any time.

For more information about Investment Advisory fees, see "Investment Adviser."

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

------------------------------- ---------------------------- ----------------------------
                                          1 YEAR                       3 YEARS
------------------------------- ---------------------------- ----------------------------
CLASS A SHARES                             $628                        $1,101
------------------------------- ---------------------------- ----------------------------

MORE INFORMATION ABOUT RISK

The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

The Fund has an investment goal and strategies for reaching that goal. The Fund's investment adviser invests the Fund's assets in a way that it believes will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The investment adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the investment adviser does, you could lose money on your investment in the Fund, just as you could with similar investments. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

EQUITY RISK - Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of such securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause the Fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

FOREIGN SECURITY RISK - Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

MORE INFORMATION ABOUT FUND INVESTMENTS

This prospectus describes the Fund's primary strategies, and the Fund will normally invest in the types of securities described in this prospectus. In addition to the investments and strategies described in this prospectus, the Fund also may invest to a lesser extent in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategy. These investments and strategies, as well as those described in this prospectus, are described in detail in the Fund's Statement of Additional Information (for information on how to obtain a copy of the Statement of Additional Information see the back cover of this prospectus). Of course, there is no guarantee that the Fund will achieve its investment goal.

The investments and strategies described in this prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive purposes, the Fund may invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objectives. If the Fund invests in this manner, it may not achieve its investment objective. The Fund will only make temporary defensive investments if the Fund's adviser believes that the risk of loss outweighs the opportunity for growth of total return.

INVESTMENT ADVISER

The investment adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. The Trust's Board of Trustees supervises the investment adviser and establishes policies that the adviser must follow in its management activities.

W.H. Reaves & Co., Inc. (Adviser), founded in 1961, serves as the investment adviser to the Fund. The Adviser's principal place of business is located at 10 Exchange Place, 18th Floor, Jersey City, New Jersey 07302. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.75% based on the average daily net assets of the Fund. The Adviser has voluntarily agreed to limit the total expenses of the Class A Shares of the Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses) to 1.65% of its average net assets. To maintain this expense limit, the Adviser may waive a portion of its management fee and/or reimburse certain expenses of the Fund. The Adviser intends to continue its expense limitation until further notice, but may discontinue it at any time. In addition, if at any point during the first three years of Fund operations it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may retain the difference between the "Total Annual Fund Operating Expenses" and 1.65% for the Class A Shares to recapture any of its prior waivers or reimbursements.

PORTFOLIO MANAGERS

Mr. William A. Ferer has served as President and Director of Research of the Adviser since February 2003, after serving as Executive Vice President from November 1997 to February 2003 and Vice President from July 1987 to November 1997. Mr. Ferer has also served as a portfolio manager and analyst for the Adviser since 1987. He has co-managed the Fund since its inception. Mr. Ferer has more than 32 years of investment experience.

Mr. William H. Reaves has served as Chairman and Chief Executive Officer of the Adviser since February 2003, after serving as President from February 1961 to February 2003. He has served as the senior co-manager of the Fund since its inception. Mr. Reaves has more than 50 years of investment experience.

Mr. Ronald J. Sorenson has served as Executive Vice President and Chief Investment Officer of the Adviser since November 2002, after serving as Vice President from December 1991 to November 2002. He has co-managed the Fund since its inception. Mr. Sorenson has more than 20 years of investment experience.

HISTORICAL PERFORMANCE DATA OF THE ADVISER

The following table gives the historical performance of a composite of actual, fee-paying, discretionary equity ERISA accounts (including designated cash reserves) with assets over $1 million (Equity Accounts), managed by the Adviser since 1978, that have investment objectives, policies, strategies, and risks substantially similar to those of the Fund. Up to 15% of the composite portfolio may, at the portfolio manager's discretion, be invested in assets outside of the benchmark. The composite does not reflect all of the firm's assets under management. A complete list and description of the firm's composites are available upon request. The data illustrates the past performance of the Adviser in managing substantially similar accounts. The data does not represent the performance of the Fund. Performance is historical and does not represent the future performance of the Fund or of the Adviser.

The manner in which the performance was calculated for the composite differs from that of a registered mutual fund such as the Fund. This composite performance data was calculated in accordance with the standards of the Association for Investment Management and Research (AIMR).* All returns presented were calculated on a total return basis and include all dividends and interest, accrued income, and realized and unrealized gains and losses. Except as otherwise noted, all returns reflect the payment of investment management fees, brokerage commissions, and execution costs paid by the Equity Accounts, without taking into account federal or state income taxes. Custodial fees, if any, were not included in the calculation. Securities transactions were accounted for on the trade date, and accrual accounting was utilized. Cash and equivalents were included in the performance returns. The composite's dollar-weighted returns were calculated on a time-weighted basis, stated in U.S. dollars. Therefore, the performance information shown below is not necessarily representative of the performance information that typically would be shown for a registered mutual fund.

The Equity Accounts that are included in the composite are not subject to the same type of expenses to which the Fund is subject and are not subject to the diversification requirements, specific tax restrictions, and investment limitations imposed by the federal securities and tax laws. Consequently, the performance results for the composite could have been adversely affected if the Equity Accounts in the composite were subject to the federal securities and tax laws.

The investment results for the Adviser's composite presented below are not intended to predict or suggest the future returns of the Fund. The Fund has no performance record, and the performance data shown below should not be considered a substitute for the Fund's own performance information. Investors should be aware that the use of a methodology different than that used below to calculate performance could result in different performance data.

------------------------------- ---------------------------- ---------------------------- ----------------------------
TIME PERIOD                         ADVISER'S COMPOSITE              S&P 500(1)             S&P UTILITIES INDEX(2)
                                     (EQUITY AND CASH)
----------------------------------------------------------------------------------------------------------------------
Average Annual Returns (as of 12/31/03)
------------------------------- ---------------------------- ---------------------------- ----------------------------
1 Year                                     19.4%                        28.7%                        26.3%
------------------------------- ---------------------------- ---------------------------- ----------------------------
3 Year                                     -4.5%                        -4.1%                       -15.0%
------------------------------- ---------------------------- ---------------------------- ----------------------------
5 Year                                      2.4%                        -0.6%                        -2.2%
------------------------------- ---------------------------- ---------------------------- ----------------------------
10 Year                                     9.4%                        11.1%                         5.5%
------------------------------- ---------------------------- ---------------------------- ----------------------------
15 Year                                    11.1%                        12.2%                         8.7%
------------------------------- ---------------------------- ---------------------------- ----------------------------
20 Year                                    13.2%                        12.9%                        11.4%
------------------------------- ---------------------------- ---------------------------- ----------------------------
1/1/78 - 12/31/03(3)                       14.6%                        13.5%                        11.8%
----------------------------------------------------------------------------------------------------------------------
Cumulative Returns
------------------------------- ---------------------------- ---------------------------- ----------------------------
1/1/78 - 12/31/03(3)                      3360.0%                      2591.8%                      1737.1%
------------------------------- ---------------------------- ---------------------------- ----------------------------

THE ADVISER'S COMPOSITE CHARACTERISTICS
(THROUGH DECEMBER 31, 2003)

--------------- -------------- ----------------- ---------------------- ------------------------ ---------------------
                   NO. OF           TOTAL             AS A % OF            TOTAL MANAGED              STANDARD
YEAR              ACCOUNTS         (IN $MIL)        T0TAL MANAGED           (IN $ MIL)               DEVIATION(4)
--------------- -------------- ----------------- ---------------------- ------------------------ ---------------------
1978                  1              $1.4                100%                    $1.4                   0.00%
--------------- -------------- ----------------- ---------------------- ------------------------ ---------------------
1979                  1              1.9                 100%                     1.9                   0.00%
--------------- -------------- ----------------- ---------------------- ------------------------ ---------------------
1980                  1              2.6                 100%                     2.6                   0.00%
--------------- -------------- ----------------- ---------------------- ------------------------ ---------------------
1981                  6              34.5                100%                    34.5                   5.05%
--------------- -------------- ----------------- ---------------------- ------------------------ ---------------------
1982                  8              59.1                 91%                    64.9                   1.46%
--------------- -------------- ----------------- ---------------------- ------------------------ ---------------------
1983                 11              99.4                 97%                    102.5                  0.90%
--------------- -------------- ----------------- ---------------------- ------------------------ ---------------------
1984                 13             214.7                 98%                    219.1                  1.00%
--------------- -------------- ----------------- ---------------------- ------------------------ ---------------------
1985                 17             382.4                 90%                    424.9                  0.77%
--------------- -------------- ----------------- ---------------------- ------------------------ ---------------------
1986                 18             510.1                 81%                    629.8                  0.83%
--------------- -------------- ----------------- ---------------------- ------------------------ ---------------------
1987                 19             513.8                 80%                    642.3                  0.41%
--------------- -------------- ----------------- ---------------------- ------------------------ ---------------------
1988                 20             580.9                 81%                    717.2                  0.27%
--------------- -------------- ----------------- ---------------------- ------------------------ ---------------------
1989                 22             871.3                 79%                   1,012.9                 0.65%
--------------- -------------- ----------------- ---------------------- ------------------------ ---------------------
1990                 20             760.2                 67%                   1,134.6                 0.56%
--------------- -------------- ----------------- ---------------------- ------------------------ ---------------------
1991                 22             808.9                 69%                   1,172.3                 0.43%
--------------- -------------- ----------------- ---------------------- ------------------------ ---------------------
1992                 19             735.8                 72%                   1,021.9                 1.07%
--------------- -------------- ----------------- ---------------------- ------------------------ ---------------------
1993                 19             810.0                 72%                   1,125.0                 0.34%
--------------- -------------- ----------------- ---------------------- ------------------------ ---------------------
1994                 18             741.3                 76%                    972.0                  0.52%
--------------- -------------- ----------------- ---------------------- ------------------------ ---------------------
1995                 15             814.3                 68%                   1,190.5                 0.33%
--------------- -------------- ----------------- ---------------------- ------------------------ ---------------------
1996                 15             825.3                 69%                   1,192.8                 0.30%
--------------- -------------- ----------------- ---------------------- ------------------------ ---------------------
1997                 13             672.6                 61%                   1,098.0                 0.58%
--------------- -------------- ----------------- ---------------------- ------------------------ ---------------------
1998                 11             698.9                 59%                   1,205.9                 0.35%
--------------- -------------- ----------------- ---------------------- ------------------------ ---------------------
1999                 11             676.4                 59%                   1,142.6                 0.77%
--------------- -------------- ----------------- ---------------------- ------------------------ ---------------------
2000                 10             789.6                 59%                   1,337.5                 1.17%
--------------- -------------- ----------------- ---------------------- ------------------------ ---------------------
2001                 10             689.0                 59%                   1,174.6                 0.85%
--------------- -------------- ----------------- ---------------------- ------------------------ ---------------------
2002                 10             499.4                 54%                    931.3                  1.04%
--------------- -------------- ----------------- ---------------------- ------------------------ ---------------------
2003                 10             386.5                 41%                    932.9                  2.37%
--------------- -------------- ----------------- ---------------------- ------------------------ ---------------------

ANNUAL RETURNS

------------------------------- ---------------------------- ---------------------------- ----------------------------
                                    ADVISER'S COMPOSITE
YEAR                                 (EQUITY AND CASH)               S&P 500(5)                S&P UTILITIES(5)
------------------------------- ---------------------------- ---------------------------- ----------------------------
1978                                       -1.3%                        6.6%                         -3.7%
------------------------------- ---------------------------- ---------------------------- ----------------------------
1979                                       30.1%                        18.7%                        13.5%
------------------------------- ---------------------------- ---------------------------- ----------------------------
1980                                       34.5%                        32.5%                        15.2%
------------------------------- ---------------------------- ---------------------------- ----------------------------
1981                                       11.7%                        -4.9%                        11.9%
------------------------------- ---------------------------- ---------------------------- ----------------------------
1982                                       13.0%                        21.4%                        26.4%
------------------------------- ---------------------------- ---------------------------- ----------------------------
1983                                       34.1%                        22.4%                        20.1%
------------------------------- ---------------------------- ---------------------------- ----------------------------
1984                                       25.6%                        6.1%                         25.9%
------------------------------- ---------------------------- ---------------------------- ----------------------------
1985                                       34.9%                        31.6%                        32.8%
------------------------------- ---------------------------- ---------------------------- ----------------------------
1986                                       26.2%                        18.6%                        28.4%
------------------------------- ---------------------------- ---------------------------- ----------------------------
1987                                       -0.4%                        5.1%                         -2.9%
------------------------------- ---------------------------- ---------------------------- ----------------------------
1988                                       15.0%                        16.1%                        18.2%
------------------------------- ---------------------------- ---------------------------- ----------------------------
1989                                       38.7%                        31.5%                        47.0%
------------------------------- ---------------------------- ---------------------------- ----------------------------
1990                                       -2.4%                        -3.1%                        -2.6%
------------------------------- ---------------------------- ---------------------------- ----------------------------

------------------------------- ---------------------------- ---------------------------- ----------------------------
                                    ADVISER'S COMPOSITE
YEAR                                 (EQUITY AND CASH)               S&P 500(5)                S&P UTILITIES(5)
------------------------------- ---------------------------- ---------------------------- ----------------------------
1991                                       12.1%                        30.5%                        14.5%
------------------------------- ---------------------------- ---------------------------- ----------------------------
1992                                       12.1%                        7.6%                         8.3%
------------------------------- ---------------------------- ---------------------------- ----------------------------
1993                                       15.8%                        10.1%                        14.4%
------------------------------- ---------------------------- ---------------------------- ----------------------------
1994                                       -3.3%                        1.3%                         -7.9%
------------------------------- ---------------------------- ---------------------------- ----------------------------
1995                                       34.7%                        37.6%                        41.1%
------------------------------- ---------------------------- ---------------------------- ----------------------------
1996                                       10.1%                        23.0%                        3.1%
------------------------------- ---------------------------- ---------------------------- ----------------------------
1997                                       28.3%                        33.4%                        24.7%
------------------------------- ---------------------------- ---------------------------- ----------------------------
1998                                       18.4%                        28.6%                        14.8%
------------------------------- ---------------------------- ---------------------------- ----------------------------
1999                                       2.8%                         21.0%                        -8.9%
------------------------------- ---------------------------- ---------------------------- ----------------------------
2000                                       25.8%                        -9.1%                        59.7%
------------------------------- ---------------------------- ---------------------------- ----------------------------
2001                                       -9.5%                       -11.9%                       -30.4%
------------------------------- ---------------------------- ---------------------------- ----------------------------
2002                                      -19.3%                       -22.1%                       -30.0%
------------------------------- ---------------------------- ---------------------------- ----------------------------
2003                                       19.4%                        28.7%                        26.3%
------------------------------- ---------------------------- ---------------------------- ----------------------------

* AIMR is an international, nonprofit organization of more than 50,000 investment practitioners and educators in over 100 countries. AIMR offers services in three broad categories: Education through seminars and publications; Professional Conduct and Ethics; and Standards of Practice and Advocacy. These AIMR performance presentation standards are intended to
     (i) promote full and fair presentations by investment advisers of their performance results and (ii) ensure uniformity in reporting so that performance results of the investment advisers are directly comparable. The Adviser has prepared and presented this report in compliance with the Performance Presentation Standards of the Association for Investment Management and Research (AIMR-PPS(R)), the U.S. and Canadian version of the Global Investment Performance Standards (GIPS(R)). AIMR has not been involved in the preparation or review of this report.
(1) The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. The index does not reflect investment management fees, brokerage commissions, and other expenses associated with investing in equity securities. Source of the S&P index data is Standard & Poor's Micropal, Inc.
(2) The S&P Utilities Index is an unmanaged index generally representative of the U.S. market for utility stocks. The index does not reflect the investment management fees, brokerage commissions, and other expenses associated with investing in equity securities. Source of the S&P index data is Standard & Poor's Micropal, Inc.
(3) The Adviser's composite began on January 1, 1978. Results are net of fees.
(4)  Asset-Weighted Net of Fees.
(5) Source of the S&P index data is Standard & Poor's Micropal, Inc. The indices do not reflect investment management fees, brokerage commissions, and other expenses associated with investing in equity securities.

PURCHASING AND SELLING FUND SHARES

This section tells you how to purchase and sell (sometimes called "redeem") Class A Shares of the Fund.

Class A Shares of the Fund are for individual and retail customers.

HOW TO PURCHASE FUND SHARES

To purchase shares directly from the Fund, complete and send in the application. If you need an application or have questions, please call 1-866-342-7058.

All investments must be made by check, Automated Clearing House (ACH), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by cash or certain cash equivalents (for instance, you may not pay by money order or traveler's check). The Fund does not accept purchases made by third-party or credit card checks.

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your institution.

The Fund reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Fund is not intended for short-term trading by shareholders in response to short-term market fluctuations. For more information about the Fund's policy on short-term trading, see "Excessive Trading."

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund for more information.

BY MAIL

REGULAR MAIL ADDRESS

Reaves Select Research Fund
P.O. Box 219009
Kansas City, MO  64121-9009

EXPRESS MAIL ADDRESS

Reaves Select Research Fund
330 West 9th Street
Kansas City, MO  64105

BY WIRE

To open an account by wire, first call 1-866-342-7058 for details. To add to an existing account by wire, wire your money using the instructions set forth below (be sure to include the Fund name and your account number).

WIRING INSTRUCTIONS

United Missouri Bank
ABA #101000695
Reaves Funds
DDA Account #9870523965
Ref: account number/wire control number

GENERAL INFORMATION

You may purchase shares by mail or wire on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day). Shares cannot be purchased by Federal Reserve wire on days when either the NYSE or the Federal Reserve is closed.

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Fund receives your purchase order.

The Fund calculates NAV once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). For you to receive the current Business Day's NAV, the Fund must receive your purchase order in proper form before 4:00 p.m., Eastern Time. If the NYSE closes early - such as on days in advance of certain generally observed holidays - the Fund reserves the right to calculate NAV as of the earlier closing time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are unavailable or the Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.

The Fund holds securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the Fund's NAV may change on days when you cannot purchase or sell Fund shares.

MINIMUM PURCHASES

To purchase Class A Shares of the Fund for the first time, you must invest at least $5,000. There is no minimum for subsequent investments. The Fund may accept investments of smaller amounts at its discretion.

SALES CHARGES

FRONT-END SALES CHARGES -CLASS A SHARES

The offering price of Class A Shares is the NAV next calculated after the Fund receives your request, plus the front-end sales charge.

The amount of any front-end sales charge included in your offering price varies, depending on the amount of your investment:

------------------------------------------------ ----------------------------------- --------------------------------
                                             YOUR SALES CHARGES AS A PERCENTAGE      YOUR SALES CHARGES AS A PERCENTAGE
IF YOUR INVESTMENT IS:                                 OF OFFERING PRICE                       OF YOUR NET INVESTMENT
------------------------------------------------ ----------------------------------- --------------------------------
LESS THAN $100,000                                         4.75%                                4.99%
$100,000 BUT LESS THAN $250,000                            3.50%                                3.63%
$250,000 BUT LESS THAN $500,000                            2.50%                                2.56%
$500,000 BUT LESS THAN $1,000,000                          2.00%                                2.04%
$1,000,000 AND OVER*                                       None                                 None
------------------------------------------------ ----------------------------------- --------------------------------

* Even though you do not pay a sales charge on purchases of $1,000,000 or more of Class A Shares, these purchases may be subject to a 1.00% contingent deferred sales charge if redeemed within one year of purchase. See "Contingent Deferred Sales Charges (CDSC) - Class A Shares."

You may qualify for reduced sales charges or sales charge waivers. If you believe that you may qualify for a reduction or waiver of the sales charge, you should discuss this matter with your broker or other financial intermediary. To qualify for these reductions or waivers, you or your financial intermediary must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment. This information could be used to aggregate, for example, holdings in personal or retirement accounts, Fund shares owned by your immediate family members, and holdings in accounts at other brokers or financial intermediaries. The Fund or your financial intermediary may request documentation from you in order to verify your eligibility for a breakpoint discount. This information may include account statements and records regarding Fund shares held at all financial intermediaries by you and members of your immediate family. In addition to breakpoint discounts, the following sections describe other circumstances in which sales charges are waived or otherwise may be reduced.

WAIVER OF FRONT-END SALES CHARGE -- CLASS A SHARES

Certain investors may be eligible for a waiver of the sales loads due to the nature of the investors and/or the reduced sales efforts necessary to obtain their investments. The front-end sales charge will be waived on Class A Shares purchased:

o    through reinvestment of dividends and distributions;
o    through a W.H. Reaves & Co., Inc. asset allocation account;
o by persons repurchasing shares they redeemed within the last 30 days (see Repurchase of Class A Shares);
o by investors who purchase shares with redemption proceeds (but only to the extent of such redemption proceeds) from another investment company within 30 days of such redemption, provided that, the investors paid either a front-end or contingent deferred sales charge on the original shares redeemed;
o by directors, employees and retirees of W.H. Reaves & Co., Inc. and its affiliates, and two generations of their respective ascendants, descendants, siblings and spouses;
o    by Trustees and officers of The Advisors' Inner Circle Fund II;
o through dealers, retirement plans, asset allocation programs and financial institutions that, under their dealer agreements with the distributor or otherwise, do not receive any portion of the front-end sales charge.

REPURCHASE OF CLASS A SHARES

You may repurchase any amount of Class A Shares of the Fund at NAV (without the normal front-end sales charge), up to the limit of the value of any amount of Class A Shares (other than those which were purchased with reinvested dividends and distributions) that you redeemed within the past 30 days. In effect, this allows you to reacquire shares that you may have had to redeem, without repaying the front-end sales charge. To exercise this privilege, the Fund must receive your purchase order within 30 days of your redemption. In addition, you must notify your investment professional or institution when you send in your purchase order that you are repurchasing shares. Consult your tax advisor regarding special rules that may apply if you recognize a loss on your original redemption.

REDUCED SALES CHARGES -- CLASS A SHARES

RIGHTS OF ACCUMULATION. In calculating the appropriate sales charge rate, this right allows you to add the value of the Class A Shares you already own to the amount that you are currently purchasing. The Fund will combine the value of your current purchases with the current value of any Class A Shares you purchased previously for (i) your account, (ii) your spouse's account, (iii) a joint account with your spouse, or (iv) your minor children's trust or custodial accounts. A trust purchasing shares for the same trust account, trust or estate also may use this right of accumulation. The Fund will only consider the value of Class A Shares purchased previously that were sold subject to a sales charge. To be entitled to a reduced sales charge based on shares already owned, you must ask us for the reduction at the time of purchase. You must provide the Fund with your account number(s) and, if applicable, the account numbers for your spouse and/or children (and provide the children's ages). The Fund may amend or terminate this right of accumulation at any time.

LETTER OF INTENT. You may purchase Class A Shares at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. In other words, a Letter of Intent allows you to purchase Class A Shares of a Fund over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. The Fund will only consider the value of Class A Shares sold subject to a sales charge. As a result, shares of the Class A Shares purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge based on shares you intend to purchase over the 13-month period, you must send the Fund a Letter of Intent. In calculating the total amount of purchases you may include in your letter purchases made up to 90 days before the date of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.

You are not legally bound by the terms of your Letter of Intent to purchase the amount of your shares stated in the Letter. The Letter does, however, authorize the Fund to hold in escrow 5.0% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period, the Fund's transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

COMBINED PURCHASE/QUANTITY DISCOUNT PRIVILEGE. When calculating the appropriate sales charge rate, the Fund will combine same day purchases of Class A Shares (that are subject to a sales charge) made by you, your spouse and your minor children (under age 21). This combination also applies to Class A Shares you purchase with a Letter of Intent.

CONTINGENT DEFERRED SALES CHARGES (CDSC) - CLASS A SHARES

If you invest $1 million or more in a single purchase, you are able to purchase Class A Shares without an initial sales charge. However, if you sell (redeem) these shares within 1 year of purchase, you may have to pay a contingent deferred sales charge (CDSC) of 1% based on your original purchase price for the shares. For purposes of calculating the CDSC, the start of the 1-year holding period is the first day of the month in which the purchase was made. The Fund will use the "first-in, first-out" (FIFO) method when taking the CDSC. You do not have to pay this CDSC if your financial intermediary has made arrangements with the distributor and agrees to waive the commission.

IF YOU SELL YOUR CLASS A SHARES:

The CDSC will be waived if you sell your Class A Shares for the following reasons:

o  to make certain withdrawals from a retirement plan (not including IRAs); or
o  because of death or disability.

GENERAL INFORMATION ABOUT SALES CHARGES

Your securities dealer is paid a commission when you buy your shares and is paid a servicing fee as long as you hold your shares. Your securities dealer or servicing agent may receive different levels of compensation depending on which class of shares of the Fund you buy.

From time to time, some financial institutions, including brokerage firms affiliated with the Adviser, may be reallowed up to the entire sales charge. Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of federal securities law.

The distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the distributor from any sales charge it receives or from any other source available to it. Under any such program, the distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include merchandise, travel expenses, prizes, meals, lodgings, and gifts that do not exceed $100 per year, per individual.

Information regarding the Fund's sales charges may be obtained free of charge in a clear and prominent format on the Fund's website at www.whreaves.com/salescharges.

HOW TO SELL YOUR FUND SHARES

If you own your shares directly, you may sell your shares on any Business Day by contacting the Fund directly by mail or telephone at 1-866-342-7058.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you would like to close your account, or have your sale proceeds sent to a third party or an address other than your own, please notify the Fund in writing and include a Medallion signature guarantee by a bank or other financial institution (a notarized signature is not sufficient). In addition, you will need to provide a Medallion signature guarantee for wire redemptions made within 30 days of changing your bank account information and for check redemptions made within 30 days of changing your mailing address. A Medallion Guarantee is a formal certification offered by firms participating in the Medallion Stamp Program that guarantees a signature is original and authentic.

The sale price of each share will be the NAV next determined after the Fund (or an authorized broker) receives your request.

RECEIVING YOUR MONEY

Normally, the Fund will send your sale proceeds within seven days after we receive your request. Your proceeds can be wired to your bank account (subject to a $10 fee) or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN KIND

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (or for the protection of the Fund's remaining shareholders) the Fund might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in kind). If your shares are redeemed in kind, you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you will continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until you sell them. The Fund may also redeem in kind to discourage short-term trading of shares.

INVOLUNTARY REDEMPTIONS OF YOUR SHARES

If your account balance drops below $2,500 because of redemptions you may be required to sell your shares. The Fund will provide you at least 30 days' written notice to give you sufficient time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC. More information about this is in the Statement of Additional Information.

TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions the Fund reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

OTHER POLICIES

EXCESSIVE TRADING

The Fund is intended for long-term investment purposes only and does not knowingly accept shareholders who engage in "market timing" or other types of excessive short-term trading. Short-term trading into and out of the Fund can disrupt portfolio investment strategies and may increase expenses for all shareholders, including long-term shareholders who do not generate these costs.

The Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund reasonably believes that the trading activity in the account(s) would be disruptive to the Fund. For example, the Fund may refuse a purchase order if the Fund's Adviser believes that it would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading or other factors.

The Fund and/or its service providers currently undertake a variety of measures designed to help detect market timing activity including monitoring shareholder transaction activity and cash flows. The trading history of accounts under common ownership or control may be considered in enforcing these policies. Despite these measures, however, the Fund and/or its service providers may not be able to detect or prevent all instances of short-term trading. For example, the Fund may not have sufficient information regarding the beneficial ownership of shares owned through financial intermediaries or other omnibus-type account arrangements to enforce these policies.

CUSTOMER IDENTIFICATION AND VERIFICATION

Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow us to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of the Fund your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the net asset value per share next-determined.

However, the Fund reserves the right to close your account at the then-current day's price if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Fund. If the Fund is unable to verify your identity, the Fund reserves the right to liquidate your account at the then-current day's price and remit proceeds to you via check. The Fund reserves the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of illegal activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

DISTRIBUTION OF FUND SHARES

The Fund has adopted a distribution plan for Class A Shares that allows the Fund to pay distribution and service fees for the sale and distribution of its shares, and for services provided to shareholders. Because these fees are paid out of the Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The maximum distribution fee for Class A Shares is 0.35%.

DIVIDENDS AND DISTRIBUTIONS

The Fund distributes its net investment income quarterly and the Fund makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below we have summarized some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from the Fund may be taxable whether or not you reinvest them. Income distributions other than distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Capital gains distributions and distributions of qualified dividend income are generally taxable at the rates applicable to long-term capital gains.

Each sale or exchange of Fund shares may be a taxable event. The gain or loss on the sale or exchange of Fund shares generally will be treated as a short term capital gain or loss if you held the shares for 12 months or less or a long term capital gain or loss if you held the shares for longer.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

                           REAVES SELECT RESEARCH FUND

INVESTMENT ADVISER
W.H. Reaves & Co., Inc.
10 Exchange Place
18th Floor
Jersey City, New Jersey 07302

DISTRIBUTOR
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP

MORE INFORMATION ABOUT THE FUND IS AVAILABLE WITHOUT CHARGE THROUGH THE
FOLLOWING:

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI includes detailed information about the Fund and The Advisors' Inner Circle Fund II. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

TO OBTAIN AN SAI OR MORE INFORMATION:

BY TELEPHONE:     1-866-342-7058

BY MAIL:          Reaves Select Research Fund
                  P.O. Box 219009
                  Kansas City, MO  64121-9009

FROM THE SEC: You can also obtain the SAI, as well as other information about The Advisors' Inner Circle Fund II, from the EDGAR Database on the SEC's website at: HTTP://WWW.SEC.GOV. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: PUBLICINFO@SEC.GOV.

THE ADVISORS' INNER CIRCLE FUND II'S INVESTMENT COMPANY ACT REGISTRATION NUMBER IS 811-07102.

                       STATEMENT OF ADDITIONAL INFORMATION

                           REAVES SELECT RESEARCH FUND

                 A SERIES OF THE ADVISORS' INNER CIRCLE FUND II

                                DECEMBER 22, 2004

                               INVESTMENT ADVISER:
                             W.H. REAVES & CO., INC.

This Statement of Additional Information ("SAI") is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of The Advisors' Inner Circle Fund II (the "Trust") and the Reaves Select Research Fund (the "Fund"). This SAI should be read in conjunction with the prospectus dated December 22, 2004. Capitalized terms not defined herein are defined in the prospectus.


                                TABLE OF CONTENTS
THE TRUST....................................................................S-1
ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES..............S-1
DESCRIPTION OF PERMITTED INVESTMENTS.........................................S-2
INVESTMENT LIMITATIONS.......................................................S-9
THE ADVISER.................................................................S-11
THE ADMINISTRATOR...........................................................S-11
THE DISTRIBUTOR.............................................................S-12
THE TRANSFER AGENT..........................................................S-12
THE CUSTODIAN...............................................................S-12
INDEPENDENT AUDITOR.........................................................S-12
LEGAL COUNSEL...............................................................S-12
TRUSTEES AND OFFICERS OF THE TRUST..........................................S-13
PURCHASING AND REDEEMING SHARES.............................................S-17
DETERMINATION OF NET ASSET VALUE............................................S-17
TAXES.......................................................................S-18
FUND TRANSACTIONS...........................................................S-21
DESCRIPTION OF SHARES.......................................................S-22
SHAREHOLDER LIABILITY.......................................................S-22
LIMITATION OF TRUSTEES' LIABILITY...........................................S-23
PROXY VOTING................................................................S-23
CODE OF ETHICS..............................................................S-23
APPENDIX A - RATINGS.........................................................A-1
APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES............................B-1

December 22, 2004

                                                                 WHR-SX-001-0100

THE TRUST

GENERAL. The Fund is a newly established series of the Trust. The Trust is an open-end investment management company established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated July 24, 1992, as amended and restated as of February 18, 2004 and August 10, 2004. Prior to August 10, 2004, the Trust's name was The Arbor Fund. The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. The Trust pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses, and (ii) other expenses, including audit and legal expenses. Expenses attributable to a specific fund are allocated across all of the funds on the basis of relative net assets. The other funds of the Trust are offered in a separate Statement of Additional Information.

DESCRIPTION OF MULTIPLE CLASSES OF SHARES. The Trust is authorized to offer shares of the Fund in Institutional and Class A Shares. The different classes provide for variations in sales charges, certain distribution and shareholder servicing expenses and in the minimum initial investment requirements. Minimum investment requirements and investor eligibility are described in the prospectus. The Trust reserves the right to create and issue additional classes of shares. For more information on shareholder servicing and distribution expenses, see the "Distributor."

VOTING RIGHTS. Each share held entitles the shareholder of record to one vote. In other words, each shareholder of record is entitled to one vote for each dollar of net asset value of the shares held on the record date for the meeting. The Fund will vote separately on matters relating solely to it. As a Massachusetts business trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholders approval will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate the Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if the Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board of Trustees.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES

The Fund's investment objectives and principal investment strategies are described in the prospectus. The following information supplements, and should be read in conjunction with, the prospectus. For a description of certain permitted investments discussed below, see "Description of Permitted Investments" in this SAI.

REAVES SELECT RESEARCH FUND. The Fund seeks total return from income and capital growth. This goal is fundamental, and may not be changed without the consent of shareholders. There can be no assurance that the Fund will be able to achieve its investment objective. The Fund is classified as a "diversified" investment company under the Investment Company Act of 1940 ("1940 Act").

As its principal investment strategy, the Fund invests primarily in securities of domestic and foreign companies involved to a significant extent in the utilities and energy industries as described in the prospectus.

PORTFOLIO TURNOVER RATE. Portfolio turnover rate is defined under U.S. Securities and Exchange Commission (the "SEC") rules as the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts in which the Fund may invest since such contracts generally have remaining maturities of less than one-year. The Fund may at times hold investments in other short-term instruments, such as repurchase agreements, which are excluded for purposes of computing portfolio turnover.

DESCRIPTION OF PERMITTED INVESTMENTS

AMERICAN DEPOSITARY RECEIPTS (ADRS). ADRs as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Investments in the securities of foreign issuers may subject the Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.

EQUITY SECURITIES. Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate. The Fund purchases equity securities traded both in and outside of the U.S. on registered exchanges or the over-the-counter market. Equity securities are described in more detail below:

o COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

o PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

o WARRANTS. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

o CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

     Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

o SMALL AND MEDIUM CAPITALIZATION ISSUERS. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

FOREIGN SECURITIES. Foreign securities include equity securities of foreign entities, obligations of foreign branches of U.S. banks and of foreign banks, including, without limitation, European Certificates of Deposit, European Time Deposits, European Bankers' Acceptances, Canadian Time Deposits, Europaper and Yankee Certificates of Deposit, and investments in Canadian Commercial Paper and foreign securities. These instruments have investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

MONEY MARKET SECURITIES. Money market securities include short-term U.S. government securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization ("NRSRO"), such as Standard & Poor's or Moody's, or determined by the Adviser to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities. Each of these money market securities are described below. For a description of ratings, see "Appendix A - Ratings" to this SAI.

U.S. GOVERNMENT SECURITIES. Examples of types of U.S. government obligations in which the Fund may invest include U.S. Treasury Obligations and the obligations of U.S. government agencies such as Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Freddie Mac (formerly Federal Home Loan Mortgage Corporation), Federal Intermediate Credit Banks, Maritime Administration, and other similar agencies. Whether backed by the full faith and credit of the U.S. Treasury or not, U.S. government securities are not guaranteed against price movements due to fluctuating interest rates.

o U.S. TREASURY OBLIGATIONS. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Treasury Receipts ("TRs").

o RECEIPTS. Interests in separately traded interest and principal component parts of U.S. government obligations that are issued by banks or brokerage firms and are created by depositing U.S. government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities.

o U.S. GOVERNMENT ZERO COUPON SECURITIES. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

o U.S. GOVERNMENT AGENCIES. Some obligations issued or guaranteed by agencies of the U.S. government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Fund's shares.

COMMERCIAL PAPER. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS. The Fund may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by the Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. Bank obligations include the following:

o BANKERS' ACCEPTANCES. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers' acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

o CERTIFICATES OF DEPOSIT. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

o TIME DEPOSITS. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with financial institutions. The Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by the Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund, not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by that Fund, amounts to more than 15% of the Fund's total assets. The investments of the Fund in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

SECURITIES OF OTHER INVESTMENT COMPANIES. Securities of other investment companies, including shares of exchange-traded funds, closed-end investment companies, unit investment trusts, open-end investment companies, and real estate investment trusts represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market. Federal securities laws limit the extent to which the Fund can invest in securities of other investment companies. The Fund is prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (1) the Fund owns more than 3% of the total voting stock of the other company; (2) securities issued by any one investment company represent more than 5% of the Fund's total assets; or (3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund, unless it does so in reliance on a statutory exemption under the 1940 Act or rule or SEC staff interpretations thereunder.

SECURITIES LENDING. The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board of Trustees. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). The Fund will not lend portfolio securities to its investment adviser, sub-adviser or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent.

By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

FUTURES AND OPTIONS ON FUTURES. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission ("CFTC"). The Fund may use futures contracts and related options for bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. To the extent futures and/or options on futures are employed by the Fund, such use will be in accordance with Rule 4.5 of the Commodity Exchange Act ("CEA"). The Trust, on behalf of the Fund, has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 and therefore, the Fund is not subject to registration or regulation as a commodity pool operator under the CEA.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

When the Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to "cover" its position in order to limit leveraging and related risks. To cover its position, the Fund may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. The segregated account functions as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund's outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the fund arising from such investment activities.

The Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. The Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

The Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. The Fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. The Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

There are significant risks associated with the Fund's use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the Adviser's ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures, (3) there may not be a liquid secondary market for a futures contract or option, (4) trading restrictions or limitations may be imposed by an exchange, and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce the Fund's exposure to price fluctuations, while others tend to increase its market exposure.

OPTIONS. The Fund may purchase and write put and call options on indices and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

The Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by the Fund will be "covered," which means that the Fund will own an equal amount of the underlying foreign currency.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

All options written on indices or securities must be covered. When the Fund writes an option on a security, on an index or a foreign currency, it will establish a segregated account containing cash or liquid securities in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

The Fund may trade put and call options on securities, securities indices and currencies, as the investment adviser determines is appropriate in seeking the Fund's investment objective, and except as restricted by the Fund's investment limitations. See "Investment Limitations."

The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, the Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If the Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

The Fund may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. The Fund purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

The Fund may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When the Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which the Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which the Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

The Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC's position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates;
(2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while the Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

ILLIQUID SECURITIES. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Trust's Board of Trustees. Despite such good faith efforts to determine fair value prices, the Fund's illiquid securities are subject to the risk that the security's fair value price may differ from the actual price which the Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Trust's Board of Trustees, the Adviser determines the liquidity of the Fund's investments. In determining the liquidity of the Fund's investments, the Adviser may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security). The Fund will not invest more than 15% of its net assets in illiquid securities.

RESTRICTED SECURITIES - Restricted securities are securities that may not be sold freely to the public absent registration under the U.S. Securities Act of 1933, as amended (the "1933 Act") or an exemption from registration. As consistent with the Fund's investment objectives, the Fund may invest in Section 4(2) commercial paper. Section 4(2) commercial paper is issued in reliance on an exemption from registration under Section 4(2) of the Act and is generally sold to institutional investors who purchase for investment. Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market in such commercial paper. The Trust believes that Section 4(2) commercial paper is liquid to the extent it meets the criteria established by the Board of Trustees of the Trust. The Trust intends to treat such commercial paper as liquid and not subject to the investment limitations applicable to illiquid securities or restricted securities.

SHORT SALES - As consistent with the Fund's investment objectives, the Fund may engage in short sales that are either "uncovered" or "against the box." A short sale is "against the box" if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to the Fund with respect to the securities that are sold short.

Uncovered short sales are transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short, or (b) otherwise cover the Fund's short position.

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

The following are fundamental policies of the Fund that cannot be changed without the consent of the holders of a majority of the Fund's outstanding shares. The phrase "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

The Fund may not:

1. Purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2. Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time, except that the Fund has adopted a non-fundamental policy to concentrate its investments in securities issued by companies in the utilities and energy industries.

3.   Borrow money or issue senior securities (as defined under the 1940
     Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4. Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5. Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6. Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NON-FUNDAMENTAL POLICIES

The following investment limitations of the Fund are non-fundamental and may be changed by the Trust's Board of Trustees without shareholder approval. These non-fundamental policies are based upon the regulations currently set forth in the 1940 Act.

1. Purchase securities of any issuer (except securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities) if as a result more than 5% of the total assets of the Fund would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer. This restriction applies to 75% of the Fund's total assets.

2. Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities. This limitation does not apply to the Fund's investments in securities issued by companies in the utilities and/or energy industry.

3. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies that either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in an amount not exceeding 5% of its total assets.

4. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

5. Purchase or sell real estate, real estate limited partnership interests, physical commodities or commodities contracts except that the Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

6. The Fund may not invest in illiquid securities in an amount exceeding, in the aggregate, 15% of the Fund's net assets. Except with respect to Fund policies concerning borrowing and illiquid securities, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction. With respect to the limitation of illiquid securities, in the event that a subsequent change in net assets or other circumstances cause the Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable.

THE ADVISER

GENERAL. W.H. Reaves & Co., Inc. (the "Adviser") is a professional investment management firm registered with the SEC under the Investment Advisers Act of 1940. The Adviser was established in 1961 and offers investment management services for institutions including corporations, foundations, endowments, government entities and high net worth individuals.

ADVISORY AGREEMENT WITH THE TRUST. The Trust and the Adviser have entered into an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser serves as the investment adviser and makes investment decisions for the Fund and continuously reviews, supervises and administers the investment program of the Fund, subject to the supervision of, and policies established by, the Trustees of the Trust. After the initial two year term, the continuance of the Advisory Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Fund, by a majority of the outstanding shares of the Fund, on not less than 30-days' nor more than 60-days' written notice to the Adviser, or by the Adviser on 90-days' written notice to the Trust. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

ADVISORY FEES PAID TO THE ADVISER. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.75% of the average daily net assets of the Fund.

THE ADMINISTRATOR

GENERAL. SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. The Administrator also serves as the shareholder servicing agent for the Fund under a shareholder servicing agreement with the Trust pursuant to which the Administrator provides certain shareholder services in addition to those set forth in the Administration Agreement.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of one year after the effective date of the agreement and shall continue in effect for successive periods of two years unless terminated by either party on not less than 90 days' prior written notice to the other party.

ADMINISTRATION FEES PAID TO THE ADMINISTRATOR. The Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For these administrative services, the Administrator is entitled to a fee, which is detailed below in the following schedule:

 ---------------------------------------------------- -----------------------------------------------
          FEE (AS A PERCENTAGE OF AGGREGATE
               AVERAGE ANNUAL ASSETS)                             AGGREGATE TRUST ASSETS
 ---------------------------------------------------- -----------------------------------------------
                        0.09%                                       First $50 million
 ---------------------------------------------------- -----------------------------------------------
                        0.10%                                        Next $50 million
 ---------------------------------------------------- -----------------------------------------------
                        0.12%                                       Next $200 million
 ---------------------------------------------------- -----------------------------------------------
                        0.08%                                       Next $200 million
 ---------------------------------------------------- -----------------------------------------------
                        0.06%                                       Over $500 million
 ---------------------------------------------------- -----------------------------------------------

The foregoing fee is subject to a minimum annual fee of $45,000 for the first year of operations and a minimum annual fee of $100,000 for subsequent years, subject to the following:

o For each fund opened hereafter, the minimum annual fee will be increased by $100,000; and
o  For each additional class of shares of a fund established after the initial
   (1) class of shares per fund, the minimum annual fee will be increased by $12,000.

THE DISTRIBUTOR

GENERAL. SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI, and the Trust are parties to a distribution agreement dated May 31, 2000 ("Distribution Agreement"). The principal business address of the Distributor is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Fund, by a majority of the outstanding shares of the Fund, upon not more than 60 days' written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

DEALER REALLOWANCES. Class A Shares of the Fund are sold subject to a front-end sales charge as described in the prospectus. Selling dealers are normally reallowed 100% of the sales charges by the Distributor.

THE TRANSFER AGENT

DST Systems, Inc. serves as the Funds' transfer agent.

THE CUSTODIAN

Wachovia Bank, National Association acts as custodian (the "Custodian") of the Funds. The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act.

INDEPENDENT AUDITOR

KPMG LLP serves as independent auditor for the Funds.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP serves as legal counsel to the Trust.

TRUSTEES AND OFFICERS OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and the Fund are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. Each Trustee is responsible for the overseeing the Fund and each of the Trust's 6 other funds, which includes funds not described in this SAI. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.

MEMBERS OF THE BOARD. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and their principal occupations for the last five years of each of the persons currently serving as Trustee of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

INTERESTED TRUSTEES

ROBERT A. NESHER (DOB 08/17/46) - Chairman of the Board of Trustees* (since
1993) - Currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Executive Vice President of SEI Investments, 1986-1994. Director and Executive Vice President of the Administrator and the Distributor, 1981-1994. Trustee of The Advisors' Inner Circle Fund, Bishop Street Funds, Expedition Funds, The MDL Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Global Assets Fund, plc, SEI Global Investments Fund, LP, SEI Global Master Fund, plc, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

WILLIAM M. DORAN (DOB 05/26/40) - Trustee* (since 1993) - Self-employed Consultant since 2003. Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976-2003, counsel to the Trust, SEI Investments, the Administrator and the Distributor. Director of the Distributor since 2003. Director of SEI Investments since 1974; Secretary of SEI Investments since 1978. Trustee of The Advisors' Inner Circle Fund, Expedition Funds, The MDL Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

INDEPENDENT TRUSTEES

JOHN T. COONEY (DOB 01/20/27) - Trustee** (since 1993) - Vice Chairman of Ameritrust Texas N.A., 1989-1992, and MTrust Corp., 1985-1989. Trustee of The Advisors' Inner Circle Fund, Expedition Funds and The MDL Funds.

ROBERT A. PATTERSON (DOB 11/05/17) - Trustee** (since 1993) - Pennsylvania State University, Senior Vice President (Emeritus), Treasurer (Emeritus); Financial and Investment Consultant (Emeritus), Professor of Transportation, since 1984; Vice President-Investments, Treasurer, Senior Vice President (Emeritus), 1982-1984. Director, Pennsylvania Research Corp.; Member and Treasurer, Board of Trustees of Grove City College; Member, Endowment Investment Council; Director, Research Foundation. Trustee of The Advisors' Inner Circle Fund, Expedition Funds and The MDL Funds.

EUGENE B. PETERS (DOB 06/03/29) - Trustee** (since 1993) - Private investor since 1987. Vice President and Chief Financial Officer, Western Company of North America (petroleum service company), 1980-1986. President, Gene Peters and Associates (import company), 1978-1980. President and Chief Executive Officer of Jos Schlitz Brewing Company, before 1978. Trustee of The Advisors' Inner Circle Fund, Expedition Funds and The MDL Funds.

JAMES M. STOREY (DOB 04/12/31) - Trustee** (since 1993) - Attorney, Solo Practitioner since 1994. Trustee of The Advisors' Inner Circle Fund, Expedition Funds, The MDL Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

GEORGE J. SULLIVAN, JR. (DOB 11/13/42) - Trustee** (since 1999) - Self Employed Consultant, Newfound Consultants Inc. since April 1997. Trustee of The Advisors'

Inner Circle Fund, Expedition Funds, The MDL Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust and State Street Navigator Securities Lending Trust. Director of SEI Absolute Return Master Fund, LP and SEI Opportunity Master Fund, LP.

---------------
 * Messrs. Nesher and Doran are Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Trust's Distributor.
** Messrs. Cooney, Patterson, Peters, Storey and Sullivan serve as members of the Audit Committee of the Trust.

BOARD STANDING COMMITTEES. The Board has established the following standing committees:

o AUDIT COMMITTEE. The Board has a standing Audit Committee is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Trust's independent auditor and whether to terminate this relationship; reviewing the independent auditors' compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by the Trust's independent auditor to the Trust and certain other affiliated entities; serving as a channel of communication between the independent auditor and the Trustees; reviewing the results of each external audit, including any qualifications in the independent auditors' opinion, any related management letter, management's responses to recommendations made by the independent auditors in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing the Trust's audited financial statements and considering any significant disputes between the Trust's management and the independent auditor that arose in connection with the preparation of those financial statements; considering, in consultation with the independent auditors and the Trust's senior internal accounting executive, if any, the independent auditors' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with the Trust's independent auditors, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust's financial statements; and other audit related matters. Messrs. Cooney, Patterson, Peters, Storey and Sullivan currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met four times in the most recently completed Trust fiscal year.

o FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibilities of the Fair Value Pricing Committee are to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Mr. Nesher currently serves as the Board's delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and did not meet in the most recently completed Trust fiscal year.

o NOMINATING COMMITTEE. The Board has a standing Nominating Committee that is composed of each of the independent Trustees of the Trust. The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Trust's Board, if any. The Nominating Committee does not have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 of the Securities Exchange Act of 1934 (the "1934 Act") in conjunction with a shareholder meeting to consider the election of Trustees. Messrs. Cooney, Patterson, Peters, Storey and Sullivan currently serve as members of the Nominating Committee. The Nominating Committee meets periodically, as necessary, and did not meet during the most recently completed Trust fiscal year.

BOARD CONSIDERATIONS IN APPROVING THE ADVISORY AGREEMENT. As discussed in the section of this SAI entitled "The Adviser," the Board continuance of the Advisory Agreement, after the initial two year term, must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the Advisory Agreement for the upcoming year. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser. The Trustees use this information, as well as other information that the Adviser and other Fund service providers may submit to the Board, to help them decide whether to renew the Advisory Agreement for another year.

In consideration of approving the agreement for its initial term, the Board requested and received written materials from the Adviser about: (a) the quality of the Adviser's investment management and other services; (b) the Adviser's investment management personnel; (c) the Adviser's operations and financial condition; (d) the Adviser's brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the advisory fees that the Adviser proposed to charge the Fund compared with the fees it charges to comparable mutual funds or accounts; (f) the Fund's overall fees and operating expenses compared with similar mutual funds; (g) the Adviser's compliance systems; (h) the Adviser's policies on and compliance procedures for personal securities transactions; (i) the Adviser's reputation, expertise and resources in domestic financial markets; and (j) the Adviser's past performance record. Based on the materials requested and received from the Adviser, the Board noted that the Adviser's past performance record over time was favorable as compared to relative benchmarks.

At the meeting, representatives from the Adviser presented additional oral and written information to the Board to help the Board evaluate the Adviser's fee and other aspects of the Agreement. Other Fund service providers also provided the Board with additional information at the meeting. The Trustees then discussed the written materials that the Board received before the meeting and the Adviser's oral presentation and any other information that the Board received at the meeting, and deliberated on the approval of the Advisory Agreement in light of this information. In its deliberations, the Board did not identify any single piece of information that was all-important, controlling or determinative of its decision.

Based on the Board's deliberations and its evaluation of the information described above, the Board, including all of the independent Trustees, unanimously: (a) concluded that terms of the Agreement are fair and reasonable;
(b) concluded that the Adviser's fees are reasonable in light of the services that the Adviser would provide to the Fund; and (c) agreed to approve the Agreement for an initial term of two years.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of the Fund as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 ("1934 Act"). The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

------------------ --------------------------------------------------------- ------------------------------------------------------
      NAME                       DOLLAR RANGE OF FUND SHARES*                     AGGREGATE DOLLAR RANGE OF SHARES (ALL FUNDS)*
------------------ --------------------------------------------------------- ------------------------------------------------------
     Nesher                                  None                                                     None
------------------ --------------------------------------------------------- ------------------------------------------------------
     Cooney                                  None                                                     None
------------------ --------------------------------------------------------- ------------------------------------------------------
      Doran                                  None                                                     None
------------------ --------------------------------------------------------- ------------------------------------------------------
    Patterson                                None                                                     None
------------------ --------------------------------------------------------- ------------------------------------------------------
     Peters                                  None                                                     None
------------------ --------------------------------------------------------- ------------------------------------------------------
     Storey                                  None                                                     None
------------------ --------------------------------------------------------- ------------------------------------------------------
    Sullivan                                 None                                                     None
------------------ --------------------------------------------------------- ------------------------------------------------------

* Valuation date is December 31, 2003.

BOARD COMPENSATION. The Trust paid the following fees to the Trustees during its most recently completed fiscal year.

--------------------------- ------------------------- ------------------------- ------------------------ ---------------------------

                                                                                                           TOTAL COMPENSATION FROM
                             AGGREGATE COMPENSATION                                                        TRUST AND FUND COMPLEX
                             FROM THE TRUST FOR THE    PENSION OR RETIREMENT       ESTIMATED ANNUAL       PAID TO TRUSTEES FOR THE
                               FISCAL YEAR ENDED        BENEFITS ACCRUED AS          BENEFITS UPON        FISCAL YEAR ENDED 1/31/04
NAME OF TRUSTEE                     1/31/04            PART OF FUND EXPENSES          RETIREMENT                     (1)
--------------------------- ------------------------- ------------------------- ------------------------ ---------------------------
John T. Cooney                      $3,264                      N/A                       N/A            $3,264 for service on one
                                                                                                         (1) board
--------------------------- ------------------------- ------------------------- ------------------------ ---------------------------

Robert Patterson                    $3,264                      N/A                       N/A            $3,264 for service on one
                                                                                                         (1) board
--------------------------- ------------------------- ------------------------- ------------------------ ---------------------------

Eugene B. Peters                    $3,264                      N/A                       N/A            $3,264 for service on one
                                                                                                         (1) board
--------------------------- ------------------------- ------------------------- ------------------------ ---------------------------

James M. Storey                     $3,264                      N/A                       N/A            $3,264 for service on one
                                                                                                         (1) board
--------------------------- ------------------------- ------------------------- ------------------------ ---------------------------

George J. Sullivan                  $3,264                      N/A                       N/A            $3,264 for service on one
                                                                                                         (1) board
--------------------------- ------------------------- ------------------------- ------------------------ ---------------------------

William M. Doran*                    $0                         N/A                       N/A            $0 for service on one (1)
                                                                                                         board
--------------------------- ------------------------- ------------------------- ------------------------ ---------------------------

Robert A. Nesher*                    $0                         N/A                       N/A            $0 for service on one (1)
                                                                                                         board
--------------------------- ------------------------- ------------------------- ------------------------ ---------------------------


(1) The Advisors' Inner Circle Fund II is the only Trust in the Fund Complex.
 *  A Trustee who is an "interested person" as defined by the 1940 Act.

TRUST OFFICERS. The officers of the Trust, their respective dates of birth, and their principal occupations for the last five years are set forth below. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. The officers of the Trust also serve as officers to one or more mutual funds for which SEI Investments Company or its affiliates acts as investment manager, administrator or distributor. None of the officers receive compensation from the Trust for their services.

JAMES F. VOLK (08/28/62) - President (since 2003) - Senior Operations Officer of SEI Investments Fund Accounting and Administration since February 1996. Assistant Chief Accountant at the U.S. Securities & Exchange Commission from 1993 to 1996. Audit Manager at Coopers & Lybrand LLP from 1985 to 1993.

PETER GOLDEN (DOB 06/27/64) - Controller and Chief Financial Officer (since
2001) - Accounting Director of the Administrator since June 2001. Vice President of Funds Administration at J.P. Morgan Chase & Co. from 2000 to 2001. Vice President of Pension and Mutual Fund Accounting at Chase Manhattan Bank from 1997 to 2000. Administrative Officer of Mutual Fund Servicing at Brown Brothers Harriman & Co. prior to 1997.

WILLIAM E. ZITELLI, JR. (DOB 06/14/68) - Chief Compliance Officer (since 2004) - Assistant Secretary of the Administrator and Distributor since August 2000. Vice President at Merrill Lynch & Co. Asset Management Group from 1998 to 2000. Associate at Pepper Hamilton LLP (law firm) from 1997 to 1998. Associate at Reboul, MacMurray, Hewitt, Maynard & Kristol (law firm) from 1994 to 1997.

TIMOTHY D. BARTO (DOB 03/28/68) - Vice President and Assistant Secretary (since
2000) - Employed by SEI Investments since October 1999. General Counsel, Vice President and Secretary of the Administrator since 2001 and Assistant Secretary of the Distributor since December 1999. Associate at Dechert Price & Rhoads (law firm) from 1997 to 1999.

PHILIP T. MASTERSON (DOB 03/12/64) - Vice President and Assistant Secretary (since 2004) - Employed by SEI Investments Company since August 2004. General Counsel at Citco Mutual Fund Services from 2003 to 2004. Vice President and Associate Counsel at OppenheimerFunds from 2001 to 2003, after serving as Vice President and Assistant Counsel from 1997 to 2001.

JOHN MUNERA (DOB 01/14/63) - Vice President and Assistant Secretary (since 2002)
- Middle Office Compliance Officer at SEI Investments since 2000. Supervising Examiner at the Federal Reserve Bank of Philadelphia from 1998 to 2000.

JAMES NDIAYE - (DOB 09/11/68) Vice President and Secretary (since 2004) - Employed by SEI Investments Company since October 2004. Vice President at Deutsche Asset Management from 2003 to 2004. Associate at Morgan, Lewis & Bockius LLP (law firm) from 2000 to 2003. Counsel and Assistant Vice President at ING Variable Annuities Group from 1999 to 2000. Senior Counsel at The Dreyfus Corporation from 1997 to 1999. Assistant General Counsel at Prudential Securities from 1994 to 1997. Staff Attorney at the National Association of Securities Dealers, Inc. from 1992 to 1994.

PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange ("NYSE") is open for business. Shares of the Fund are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A Shareholder will at all times be entitled to aggregate cash redemptions from the Fund up to the lesser of $250,000 or 1% of the Trust's net assets during any 90-day period. The Trust has obtained an exemptive order from the SEC that permits the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of the Fund for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

GENERAL POLICY. The Fund adheres to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith using methods approved by the Trusts' Board of Trustees. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

EQUITY SECURITIES. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m. ET if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of the Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Trust's Board of Trustees.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of the Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Trust's Board of Trustees.

USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS. Pursuant to contracts with the Trust's Administrator, market prices for most securities held by the Fund are provided daily by third-party independent pricing agents that are approved by the Board of Trustees of the Trust. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that is intended to supplement the discussion contained in the Fund's prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult with their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATIONS AS A RIC

The Fund intends to qualify and elects to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Code. By following such a policy, the Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. The board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

In order to be taxable as a RIC, the Fund must distribute annually to its shareholders at least 90% of its net investment income (generally net investment income plus the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income, including, generally, certain gains from options, futures, and forward contracts derived with respect to its business of investing in such stock, securities or currencies, and, for taxable years of the Fund beginning after October 22, 2004, net income derived from an interest on qualified publicly traded partnerships; (ii) at the end of each fiscal quarter of the Fund's taxable year, at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or more than 10% of the outstanding voting securities of such issuer, and (iii) at the end of each fiscal quarter of the Fund's taxable year, not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of other RICs) of two or more issuers that the Fund controls and which are engaged in the same, or similar, or related trades or businesses, or, for taxable years of the Fund beginning after October 22, 2004, the securities of one or more qualified publicly traded parternships.

If the Fund fails to qualify as a RIC for any year, all of its income will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction and individuals may be able to benefit from the lower tax rates available to qualified dividend income.

FEDERAL EXCISE TAX

Notwithstanding the Distribution Requirement described above, which only requires the Fund to distribute at least 90% of its annual investment company income and does not require any minimum distribution of net capital gain, the Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute, by the end of any calendar year, at least 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gain over short- and long-term capital loss) for the one-year period ending on October 31 of that year, plus certain other amounts. The Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. The Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as a RIC. If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to the shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

SHAREHOLDER TREATMENT

The Fund's dividends that are paid to their corporate shareholders and are attributable to qualifying dividends it received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

The Fund receives income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.

Distributions by the Fund will be eligible for the reduced maximum tax rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income on the securities it holds and the Fund designates the distribution as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become "ex-dividend" (which is the day on which declared distributions (dividends or capital gains) are deducted from the Fund's assets before it calculates the net asset value) with respect to such dividend (and the Fund also satisfies those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Absent further legislation, the maximum 15% rate on qualified dividend income will not apply to dividends received in taxable years beginning after December 31, 2008. Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of the Fund's net capital gains will be taxable as long-term capital gains. The Fund will report annually to its shareholders the amount of the Fund's distributions that qualify for the reduced tax rates on qualified dividend income.

Any gain or loss recognized on a sale, exchange, or redemption of shares of the Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

FOREIGN TAXES. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible to, and will, file an election with the Internal Revenue Service that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a deduction from such taxes, with respect to any foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations. Pursuant to the election, the Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit they may be entitled to use against the shareholders' federal income tax. If the Fund makes the election, the Fund will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions.

STATE TAXES. Depending upon state and local law, distributions by the Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from rules for federal income taxation described above. The Fund is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in the Fund.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investment in Government National Mortgage Association ("Ginnie Mae") or Federal National Mortgage Association ("Fannie Mae") securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

TAX TREATMENT OF COMPLEX SECURITIES. The Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized by the Fund on the sale of debt securities are generally treated as ordinary losses by the Fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

OTHER TAX POLICIES. In certain cases, the Fund will be required to withhold at the applicable withholding rate, and remit to the United States Treasury, such withheld amounts on any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has not certified to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person or U.S. resident alien.

Non-U.S. investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Fund.

FUND TRANSACTIONS

BROKERAGE TRANSACTIONS. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including the Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser and the Trust's Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser believes that the ability of the Fund to participate in higher volume transactions will generally be beneficial to the Fund.

BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Fund's Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Fund's Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the adviser with research services. The National Association of Securities Dealers ("NASD") has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

BROKERAGE WITH FUND AFFILIATES. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

SECURITIES OF "REGULAR BROKER-DEALERS." The Fund is required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Fund may hold at the close of its most recent fiscal year. The Fund is new and, therefore, has not completed a fiscal year.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of each fund, each of which represents an equal proportionate interest in the portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the fund. Shareholders have no preemptive rights. All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. The Fund's shares, when issued, are fully paid and non-assessable.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the

Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee's individual liability in any manner inconsistent with the federal securities laws.

PROXY VOTING

The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI. The Board of Trustees will periodically review the Fund's proxy voting record.

The Trust is required to disclose annually the Fund's complete proxy voting record on Form N-PX. Beginning August 31, 2005, the Fund's proxy voting record for the most recent 12 month period ended June 30th is available upon request by calling 1-866-342-7058 or by writing to the Fund at Reaves Select Research Fund, P.O. Box 219009, Kansas City, MO 64121-9009. At such time, the Fund's Form N-PX will also be available on the SEC's website at www.sec.gov.

CODE OF ETHICS

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

                       APPENDIX A - DESCRIPTION OF RATINGS

                              APPENDIX A - RATINGS


The following descriptions are summaries of published ratings.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

A-1 This is the highest category by Standard and Poor's (S&P) and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

PRIME-1 Issues rated Prime-1 (or supporting institutions) by Moody's have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

         -        Leading market positions in well-established industries.

         -        High rates of return on funds employed.

         - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         - Well-established access to a range of financial markets and assured sources of alternate liquidity.

The rating F1 (Highest Credit Quality) is the highest commercial rating assigned by Fitch Inc. Paper rated F1 is regarded as having the strongest capacity for timely payment of financial commitments. The rating F2 (Good Credit Quality) is the second highest commercial paper rating assigned by Fitch Inc., which reflects a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

The rating TBW-1 by Thomson BankWatch ("Thomson") indicates a very high likelihood that principal and interest will be paid on a timely basis.

DESCRIPTION OF MUNICIPAL NOTE RATINGS

Moody's highest rating for state and municipal and other short-term notes is MIG-1 and VMIG-l. Short-term municipal securities rated MIG-1 or VMIG-1 are of the best quality. They have strong protection from established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing or both. Short-term municipal securities rated MIG-2 or VMIG-2 are of high quality. Margins of protection are ample although not so large as in the MIG-I/VMIG-2 group.

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

         - Amortization Schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note, and

         - Source of Payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay a debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the votes.

DESCRIPTION OF CORPORATE BOND RATINGS

S&P

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated BB and B is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rate B has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

MOODY'S

Bonds that are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than the Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa are considered as medium-grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's bond ratings, where specified, are applied to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one-year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's sovereign rating. Such branch obligations are rated at the lower of the bank's rating or Moody's sovereign rating for the bank deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or is a valid senior obligation of a rated issuer.

Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

FITCH INC. ("FITCH")

Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

THOMSON

Bonds rated AAA by Thomson BankWatch indicate that the ability to repay principal and interest on a timely basis is extremely high. Bonds rated AA indicate a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category. Bonds rated A indicate the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Bonds rated BBB (the lowest investment-grade category) indicate an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

While not investment grade, the BB rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations. Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis.

                APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES

                      PROXY VOTING POLICIES AND PROCEDURES

1.       BACKGROUND

         The act of managing assets of clients may include the voting of proxies related to such managed assets. Where the power to vote in person or by proxy has been delegated, directly or indirectly, to the investment adviser, the investment adviser has the fiduciary responsibility for
         (a) voting in a manner that is in the best interests of the client, and
         (b) properly dealing with potential conflicts of interest arising from proxy proposals being voted upon.

         The policies and procedures of W. H. Reaves & Company, Inc. ("WHR") ("the Adviser") for voting proxies received for accounts managed by the Adviser are set forth below and are applicable if:

         o The underlying advisory agreement entered into with the client expressly provides that the Adviser shall be responsible to vote proxies received in connection with the client's account; or

         o The underlying advisory agreement entered into with the client is silent as to whether or not the Adviser shall be responsible to vote proxies received in connection with the client's account AND the Adviser has discretionary authority over investment decisions for the client's account; or

         o In case of an employee benefit plan, the client (or any plan trustee or other fiduciary) HAS NOT reserved the power to vote proxies in either the underlying advisory agreement entered into with the client or in the client's plan documents.

         These Proxy Voting Policies and Procedures are designed to ensure that proxies are voted in an appropriate manner and should complement the Adviser's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies which are issuers of securities held in managed accounts. Any questions about these policies and procedures should be directed to WHR's Compliance Department.

         PROXY VOTING POLICIES

         In the absence of specific voting guidelines from a client, WHR will vote proxies in a manner that is in the best interest of the client, which may result in different voting results for proxies for the same issuer. The Adviser shall consider only those factors that relate to the client's investment or dictated by the client's written instructions, including how its vote will economically impact and affect the value of the client's investment (keeping in mind that, after conducting an appropriate cost-benefit analysis, not voting at all on a presented proposal may be in the best interest of the client). WHR believes that voting proxies in accordance with the following policies is in the best interests of its clients.

A.       SPECIFIC VOTING POLICIES

     1. Routine Items:

         o The Adviser will generally vote for the election of directors (where no corporate governance issues are implicated).

         o The Adviser will generally vote for the selection of independent auditors.

         o The Adviser will generally vote for increases in or reclassification of common stock.

         o The Adviser will generally vote for management recommendations adding or amending indemnification provisions in charter or by-laws.

         o The Adviser will generally vote for changes in the board of directors.

         o The Adviser will generally vote for outside director compensation.

         o The Adviser will generally vote for proposals that maintain or strengthen the shared interests of shareholders and management

         o The Adviser will generally vote for proposals that increase shareholder value

         o The Adviser will generally vote for proposals that will maintain or increase shareholder influence over the issuer's board of directors and management

         o The Adviser will generally vote for proposals that maintain or increase the rights of shareholders

2. Non-Routine and Conflict of Interest Items:

         o The Adviser will generally vote for management proposals for merger or reorganization if the transaction appears to offer fair value.

         o The Adviser will generally vote against shareholder resolutions that consider only non-financial impacts of mergers

         o The Adviser will generally vote against anti-greenmail provisions.

B.       General Voting Policy

              If the proxy includes a Routine Item that implicates corporate governance changes, a Non-Routine Item where no specific policy applies or a Conflict of Interest Item where no specific policy applies, then the Adviser may engage an independent third party to determine how the proxies should be voted.

         In voting on each and every issue, the Adviser and its employees shall vote in a prudent and timely fashion and only after a careful evaluation of the issue(s) presented on the ballot.

         In exercising its voting discretion, the Adviser and its employees shall avoid any direct or indirect conflict of interest raised by such voting decision. The Adviser will provide adequate disclosure to the client if any substantive aspect or foreseeable result of the subject matter to be voted upon raises an actual or potential conflict of interest to the Adviser or:

         o any affiliate of the Adviser. For purposes of these Proxy Voting Policies and Procedures, an affiliate means:

                   (i) any person directly, or indirectly through one or more intermediaries, controlling, controlled by or under common control with the Adviser;

                   (ii) any officer, director, principal, partner, employer, or direct or indirect beneficial owner of any 10% or greater equity or voting interest of the Adviser; or

                   (iii)  any other person for which a person
                          described in clause (ii) acts in any such capacity;

         o any issuer of a security for which the Adviser (or any affiliate of the Adviser) acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

         o any person with whom the Adviser (or any affiliate of the Adviser) has an existing, material contract or business relationship that was not entered into in the ordinary course of the Adviser's (or its affiliate's) business.

         After informing the client of any potential conflict of interest, the Adviser will take other appropriate action as required under these Proxy Voting Policies and Procedures, as provided below.

         The Adviser shall keep certain records required by applicable law in connection with its proxy voting activities for clients and shall provide proxy-voting information to clients upon their written or oral request.

3.  PROXY VOTING PROCEDURES

     A. The Account Representative or the Portfolio Manager the "Responsible Party") shall be designated by the Adviser to make discretionary investment decisions for the client's account will be responsible for voting the proxies related to that account. The Responsible Party should assume that he or she has the power to vote all proxies related to the client's account if any one of the three circumstances set forth in
          Section 1 above regarding proxy voting powers is applicable.

     B. All proxies and ballots received by WHR will be forwarded to the Responsible Party and then logged in upon receipt in the "Receipt of Proxy Voting Material" log.

     C. Prior to voting, the Responsible Party will verify whether his or her voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

     D. Prior to voting, the Responsible Party will verify whether an actual or potential conflict of interest with the Adviser or any Interested Person exists in connection with the subject proposal(s) to be voted upon. The determination regarding the presence or absence of any actual or potential conflict of interest shall be adequately documented by the Responsible Party (i.e., comparing the apparent parties affected by the proxy proposal being voted upon against the Adviser's internal list of Interested Persons and, for any matches found, describing the process taken to determine the anticipated magnitude and possible probability of any conflict of interest being present), which shall be reviewed and signed off on by the Responsible Party's direct supervisor (and if none, by the board of directors or a committee of the board of directors of the Adviser).

     E. If an actual or potential conflict is found to exist, written notification of the conflict (the "Conflict Notice") shall be given to the client or the client's designee (or in the case of an employee benefit plan, the plan's trustee or other fiduciary) in sufficient detail and with sufficient time to reasonably inform the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciary) of the actual or potential conflict involved.

          Specifically, the Conflict Notice should describe:

     o    the proposal to be voted upon;

     o    the actual or potential conflict of interest involved;

     o the Adviser's vote recommendation (with a summary of material factors supporting the recommended vote); and

     o if applicable, the relationship between the Adviser and any Interested Person.


          The Conflict Notice will either request the client's consent to the Adviser's vote recommendation or may request the client to vote the proxy directly or through another designee of the client. The Conflict Notice and consent thereto may be sent or received, as the case may be, by mail, fax, electronic transmission or any other reliable form of communication that may be recalled, retrieved, produced, or printed in accordance with the recordkeeping policies and procedures of the Adviser. If the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciary) is unreachable or has not affirmatively responded before the response deadline for the matter being voted upon, the Adviser may:

     o engage a non-Interested Party to independently review the Adviser's vote recommendation if the vote recommendation would fall in favor of the Adviser's interest (or the interest of an Interested Person) to confirm that the Adviser's vote recommendation is in the best interest of the client under the circumstances;

     o cast its vote as recommended if the vote recommendation would fall against the Adviser's interest (or the interest of an Interested Person) and such vote recommendation is in the best interest of the client under the circumstances; or

     o abstain from voting if such action is determined by the Adviser to be in the best interest of the client under the circumstances.

     F. The Responsible Party will promptly vote proxies received in a manner consistent with the Proxy Voting Policies and Procedures stated above and guidelines (if any) issued by client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries if such guidelines are consistent with ERISA).

     G. In accordance with SEC Rule 204-2(c)(2), as amended, the Responsible Party shall retain in the respective client's file, the following:

     o A copy of the proxy statement received (unless retained by a third party for the benefit of the Adviser OR the proxy statement is available from the SEC's Electronic Data
          Gathering, Analysis, and Retrieval (EDGAR) system);

     o A record of the vote cast (unless this record is retained by a third party for the benefit of the Adviser AND the third party is able to promptly provide the Adviser with a copy of the voting record upon its request);

     o    A record memorializing the basis for the vote cast;

     o A copy of any document created by the Adviser or its employees that was material in making the decision on how to vote the subject proxy; and,

     o A copy of any Conflict Notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, the Adviser.


          The above copies and records shall be retained in the client's file for a period not less than five (5) years (or in the case of an employee benefit plan, no less than six (6) years), which shall be maintained at the appropriate office of the Adviser.

     H     Periodically, but no less than annually, the Adviser will:

           1. Verify that all annual proxies for the securities held in the client's account have been received;

           2. Verify that each proxy received has been voted in a manner consistent with the Proxy Voting Policies and Procedures and the guidelines (if any) issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries);

           3. Review the files to verify that records of the voting of the proxies have been properly maintained;

           4. Prepare a written report for each client regarding compliance with the Proxy Voting Policies and Procedures; and

           5.  Maintain an internal list of Interested Persons.

PROXIES AND CLASS ACTION LAWSUITS

WHR will be required to take action and render advice with respect to voting of proxies solicited by or with respect to the issuers of securities in which assets of the Account may be invested from time to time. However, WHR will NOT take any action or render any advice with respect to any securities held in the Account, which are named in or subject to class action lawsuits. WHR may, only at the client's request, offer clients advice regarding corporate actions.